                                                                   EXHIBIT 10.41
                                                                  EXECUTION COPY

                                        EXHIBIT A TO THE PARTICIPATION AGREEMENT

================================================================================


                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                     among

                           WILMINGTON TRUST COMPANY,
       NOT IN ITS INDIVIDUAL CAPACITY EXCEPT AS EXPRESSLY STATED HEREIN,
                          BUT SOLELY AS OWNER TRUSTEE,
                                  AS BORROWER,

                              THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO

                                      AND

                        PNC BANK, NATIONAL ASSOCIATION,
                            as Administrative Agent

                                      AND

                      THE FIRST NATIONAL BANK OF CHICAGO,
                              AS SYNDICATION AGENT

                                      AND

                             BANKERS TRUST COMPANY,
                      as Real Estate Administrative Agent


                         Dated as of November 22, 1995

                  Amended and Restated as of October 17, 1997


================================================================================

                                                               TABLE OF CONTENTS

                                                                                                                   Page

ARTICLE I.CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.01     Certain Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
         1.02     Accounting Principles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II.AMOUNT AND TERMS OF COMMITMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.01(a)  Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.01(b)  Prior Revolving Credit Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
         2.02     Revolving Credit Loan Requests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
         2.03     Making Revolving Credit Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         2.04     Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
         2.05     Nature of Lenders' Obligations with Respect to Revolving Credit Loans . . . . . . . . . . . . . .  5
         2.06     Termination or Reduction of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         2.07     Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         2.08     Use of Proceeds of Revolving Credit Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         2.09     [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
         2.10     Advances to Pay Interest.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE III.AMOUNT AND TERMS OF SWING SUB-FACILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         3.01     Swing Facility.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         3.02     Swing Loan Requests and Making of Swing Loans . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         3.03     Swing Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
         3.04     Borrowings to Repay Swing Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
         3.05     Use of Proceeds of Swing Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

ARTICLE IV.INTEREST RATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
         4.01     Interest Rate Options on Revolving Credit Loans . . . . . . . . . . . . . . . . . . . . . . . . .  9
         4.02     [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         4.03     Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits
                  Not Available . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
         4.04     Selection of Interest Rate Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
         4.05     Interest Rates Payable on Swing Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         4.06     Interest After Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         4.07     Maximum Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         4.08     Interest Under Project Loan Agreement.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE V.PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         5.01     Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
         5.02     Pro Rata Treatment of Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
         5.03     Interest Payment Dates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13


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
         5.04     Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         5.05     Mandatory Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.06     Additional Compensation in Certain Circumstances  . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE VI.REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . .   18
         6.01     Due Organization, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
         6.02     Authorization; No Conflict  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         6.03     Enforceability, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.04     Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.05     Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.06     No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.07     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.08     Chief Place of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         6.09     Federal Reserve Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         6.10     Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         6.11     Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         6.12     Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         6.13     Documentation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

ARTICLE VII.CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         7.01     Conditions to Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         7.02     Conditions to Each Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

ARTICLE VIII.COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.01     Other Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.02     Ownership of Properties, Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.03     Disposition of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.04     Compliance with Operative Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.05     Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.06     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         8.07     Discharge of Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         8.08     Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE IX.EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE X.THE AGENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         10.01    Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         10.02    Delegation of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

<Capiton>

                                                                                                                   Page

         10.03    Exculpatory Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         10.04    Reliance by Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         10.05    Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         10.06      Non-Reliance on Agents and Other Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         10.07    Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         10.08    Agents in Their Individual Capacity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         10.09    Successor Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         10.10    [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         10.11    Availability of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         10.12    Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         10.13    Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

RTICLE XI.MATTERS RELATING TO PAYMENTS AND COLLATERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         11.01    The Credit Agreement Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         11.02    Proceeds of Collateral; Proceeds Remaining in Credit Agreement Account  . . . . . . . . . . . . .  33

ARTICLE XII.MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         12.01    Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         12.02    Notices; Lending Offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         12.03    No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         12.04    Survival of Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         12.05    Payment of Expenses and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         12.06    Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         12.07    Funding by Branch, Subsidiary or Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         12.08    Successors and Assigns.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         12.09    The Register; Disclosure; Pledges to Federal Reserve Banks  . . . . . . . . . . . . . . . . . . .  39
         12.10    Adjustments; Set-off  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         12.11    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         12.12    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         12.13    Integration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         12.14    GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         12.15    Submission To Jurisdiction; Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         12.16    Acknowledgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         12.17    WAIVERS OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         12.18    Waivers by Borrower . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         12.19    Tax Withholding Forms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         12.20      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

SCHEDULE

Schedule I       Euro-Rate Margin, Commitment Fee Rate, Facility Fee Rate

                                                                        Page


Schedule II      Commitments and Addresses of Lenders

EXHIBITS

Exhibit A-1      Form of Tranche A Note
Exhibit A-2      Form of Tranche B Note
Exhibit A-3      Form of Swing Note
Exhibit B        Form of Revolving Credit Loan Request
Exhibit C        Form of Swing Loan Request
Exhibit D        Form of Swing Loan Participation Certificate
Exhibit E        Form of Renewal/Conversion Notice
Exhibit F        Form of Guarantee
Exhibit G        Form of Security Agreement
Exhibit H        Form of Reassignment of Leases and Rents
Exhibit I        Form of Assignment of Contracts
Exhibit J        Form of Assignment and Acceptance
Exhibit K        Guidelines re:  Bankruptcy Remote Entities

   THIS AMENDED AND RESTATED CREDIT AGREEMENT is dated as of November 22, 1995 and amended and restated as of October 17, 1997, among WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly stated herein, but solely as Owner Trustee (the "Owner Trustee" or the "Borrower"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders hereunder (the "Administrative Agent"), THE FIRST NATIONAL BANK OF CHICAGO, as syndication agent of the Lenders hereunder (the "Syndication Agent"), and BANKERS TRUST COMPANY, as real estate administrative agent for the Lenders hereunder (the "Real Estate Administrative Agent"; and together with the Administrative Agent and the Syndication Agent, collectively referred to as the "Agents").

                                  WITNESSETH:

   WHEREAS, the Borrower, the Real Estate Administrative Agent, as agent, the Administrative Agent, as co-agent and the Lenders (collectively, the "Prior Agreement Parties") are parties to that certain Credit Agreement dated as of November 22, 1995 (as heretofore amended, the "Prior Agreement");

   WHEREAS, the Prior Agreement Parties desire to amend and restate the Prior Agreement to (i) increase the aggregate amount of Commitments and extend the Maturity Date, (ii) change the agency role of PNC Bank, National Association as co-agent to Administrative Agent, (iii) change the agency role of Bankers Trust Company from agent to Real Estate Administrative Agent, (iv) add The First National Bank of Chicago as Syndication Agent, (v) eliminate and add certain financial institutions as Lenders, and (vi) amend certain other terms and conditions of the Prior Agreement.

   NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I.
                              CERTAIN DEFINITIONS

   1.1 Certain Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

   1.2 Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that if any change in GAAP or the application thereof occurs hereafter, or if the Company adopts a change to its accounting principles or methods with the agreement of its independent certified public accountants, and such change results in a change in the calculation of any financial covenant or restriction set forth herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such financial covenant or restriction so as to equitably reflect such change, with the desired result that the criteria for evaluating the financial condition and results of operations of the Company and its Subsidiaries shall be the same after such change as if such change had not been made. Pending the resolution of any such negotiations, the Company agrees to provide to each of the Lenders such unaudited financial information and pro forma statements using the accounting methods and principles used in the preparation of the audited financial statements for the fiscal year ended January 26, 1997, as are necessary to enable the Lenders to test the financial covenants contained herein.


                                  ARTICLE II.
                        AMOUNT AND TERMS OF COMMITMENTS

   2.01(a)   Commitments.  Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time from and including the Effective Date but excluding the date which is one month prior to the Maturity Date for the purpose of enabling the Borrower to make Project Loans to the Lessors acceptable to the Real Estate Administrative Agent for financing the Project Costs or to Agree SPC's acceptable to the Real Estate Administrative Agent who will make capital contributions to Agree Lessors to pay Project Costs, in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment minus in the case of the Swing Lender, the Swing Loans outstanding. After giving effect to any such Revolving Credit Loans and any other Loans made on or before the Borrowing Date of such Revolving Credit Loans, the aggregate amount of the Total Facility Usage shall not exceed the aggregate amount of the Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.01.

   2.01(b) Prior Revolving Credit Loans. Schedule 2.01(b) lists the Revolving Credit Loans outstanding for each Lender under the Prior Agreement prior to the Effective Date (the "Prior Revolving Credit Loans") and the Revolving Credit Loans to be outstanding for each Lender hereunder as of the Effective Date. On the Effective Date, any such Prior Revolving Credit Loans which are held by a Prior Lender which will continue to be a Lender on and after the Effective Date shall be deemed to continue as Revolving Credit Loans made hereunder. Any principal balance of the Tranche A Notes and Tranche B Notes includes the Borrower's indebtedness under the Prior Revolving Credit Loans evidenced by the original Tranche A Notes and Tranche B Notes (the "Original Notes") and the Amended and Restated Tranche A Notes and Amended and Restated Tranche B Notes executed in connection with this Agreement (i) merely re-evidence the indebtedness evidenced by the Original Notes, (ii) are not given as payment of the Original Notes and (iii) are in no way intended to or shall, constitute a novation of the Original Notes or any obligation of the Borrower thereunder. Any Prior Lender which has determined not to continue to be a Lender after the Effective Date will be repaid its Revolving Credit Loans in full and the Borrower will pay such Prior Lender up to but not including the Effective Date the amount of all interest, Fees and additional costs described in Section 5.06(b) owing to any such Prior Lender. Any Lender hereunder which was not a Prior Lender or any Prior Lender that has increased its Commitment as of the Effective Date shall purchase from Prior Lenders or other Lenders hereunder such Revolving Credit Loans in an amount such that, after the Effective Date, the amount of outstanding Revolving Credit Loans from each Lender shall equal such Lender's respective Ratable Share, as modified to give effect to the Effective Date, of outstanding Revolving Credit Loans. To the extent that any Prior Revolving Credit Loans bear interest at the Euro-Rate Option, the Borrower shall pay any additional costs described in Section 5.06(b) incurred by any Lender, and the Borrower shall pay any similar additional costs incurred by any Lender which becomes or continues to be a Lender on and after the Effective Date and assumes or funds a portion of any Revolving Credit Loan for the remainder of an Interest Period which is outstanding on the Effective Date.

   2.02 Revolving Credit Loan Requests. (a) Except as otherwise provided herein, the Borrower may from time to time prior to the Maturity Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans, by delivering to the Administrative Agent, not later than 10:00 A.M. Eastern time, ten (10) Business Days prior to the proposed Borrowing Date with respect to the making of each Revolving Credit Loan (provided that, so long as the applicable Lessee shall have waived the conditions precedent set forth in Schedule 11.02 to the Participation Agreement pursuant to Section 11.02 thereto (other than in connection with an Acquisition Advance), (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies and (ii) one (1) Business Day prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Base Rate Option applies), of a duly completed request therefor substantially in the form of Exhibit B or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Revolving Credit Loan Request"), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Revolving Credit Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Revolving Credit Loans comprising each Borrowing Tranche, which, except as otherwise provided in Section 2.10, shall not be less than $5,000,000, for each Euro-Rate Borrowing Tranche and shall not be less than the lesser of $1,000,000 or the maximum amount available for borrowing for each Base Rate Borrowing Tranche; (iii) whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Revolving Credit Loans comprising the Borrowing Tranche; and (iv) in the case of a Euro-Rate Borrowing Tranche an appropriate Interest Period for the proposed Revolving Credit Loans comprising such Borrowing Tranche.

   (b) A portion of the principal amount of each Revolving Credit Loan made by each Lender equal to the Tranche A Percentage of the principal amount of such Revolving Credit Loan shall be deemed to be a "Tranche A Loan" for the purposes of the Operative Agreements and the remaining portion of the principal amount of such Loan shall be deemed to be a "Tranche B Loan" for the purposes of the Operative Agreements, provided, that payments in respect of the Revolving Credit Loans shall be allocated to reduce the aggregate outstanding principal amount of Tranche A Loans and Tranche B Loans of each Lender in the manner specified in Section 5.02. Notwithstanding the foregoing, on any date (each, a "Modification Date") on which any payment of the Tranche A Loans or Tranche B Loans is to be made and/or on which any Maximum Residual Guarantee Amount with respect to any Property is to be determined, prior to giving effect to such payment or determination, (i) the aggregate principal amount of Tranche B Loans then outstanding shall be deemed to be increased (or decreased, in the event that the applicable Modification Amount shall be a negative number) by an amount (the "Modification Amount") equal to (x) the Modified Tranche B Percentage with respect to the affected Property minus the Tranche B Percentage multiplied by (y) the outstanding principal amount of the Project Loan with respect to such Property (or, if there shall be more than one affected Property, the sum of all such amounts for all such Properties) and (ii) the aggregate principal amount of Tranche A Loans then outstanding shall be deemed to be reduced or increased, as the case may be, by a corresponding amount. Any such adjustment shall be applied ratably to adjust the outstanding principal amount of the Tranche A Loans and Tranche B Loans deemed to have been made by each Lender.

   (c) Notwithstanding anything contained in subsection (b) above, the entire principal amount of each Revolving Credit Loan made by each Lender which is allocated to make an Agree Project Loan by the Borrower shall be deemed to be a Tranche A Loan.

   2.03 Making Revolving Credit Loans. The Administrative Agent shall, promptly after receipt by it of a Revolving Credit Loan Request pursuant to
Section 2.02(a), notify the Lenders of its receipt of such Revolving Credit Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of such Revolving Credit Loans; (ii) the aggregate amount and type of such Revolving Credit Loans and the applicable Interest Period (if any); and (iii) the apportionment among the Lenders of the Revolving Credit Loans as determined by the Administrative Agent in accordance with each Lender's Ratable Share. Each Lender shall remit the principal amount of each Revolving Credit Loan to be made by it to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose, fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 P.M. Eastern time on the Borrowing Date, provided, that if any Lender fails to remit such funds to the Administrative Agent in a timely manner the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loan of such Lender on the Borrowing Date and such Lender shall be subject to the repayment obligation in Section 10.11.

   2.04 Notes. The Revolving Credit Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-1, in the case of Tranche A Loans (each, a "Tranche A Note"), or Exhibit A-2, in the case of Tranche B Loans (each, a "Tranche B Note"), with appropriate insertions as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the lesser of (a) the initial Commitment of such Lender and (b) the aggregate unpaid principal amount of all Tranche A Loans or Tranche B Loans, as the case may be, made by such Lender. Each Lender is hereby authorized to record the date, the Borrowing Tranche and amount of each Revolving Credit Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Borrowing Tranche, the date and amount of each payment or prepayment of principal thereof and, in the case of Revolving Credit Loans with Euro- Rate Option, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that the failure to make any such recordation or any error in such recordation shall not affect the Borrower's obligations hereunder or under such Note. Each Note shall (i) be dated the Effective Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of interest in accordance with Section 4.01.

   2.05 Nature of Lenders' Obligations with Respect to Revolving Credit Loans. Subject to the terms of this Agreement (including Article VII), each Lender shall be obligated to participate in each request for Revolving Credit Loans in accordance with its Ratable Share. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after a date which is one month prior to the Maturity Date.

   2.06 Termination or Reduction of Commitments. The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Administrative Agent to permanently reduce, in whole multiples of $1,000,000 of principal, or to terminate the Commitments without penalty or premium, except as set forth in Section 5.06(b)(i), provided, that any such reduction or termination shall be accompanied by (i) the payment in full of any Fees then accrued on the amount of such reduction or termination and (ii) prepayment of the Loans, together with the full amount of interest and Fees accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.06), to the extent that the Total Facility Usage exceeds the Commitments as so reduced or terminated, and provided, further, that after giving effect to any reduction of Commitments, the aggregate amount of the Project Loan Commitments shall not exceed the aggregate amount of the Commitments so reduced. If at any time the Commitments are reduced to an amount which is less than the Swing Facility then in effect, the Swing Facility shall automatically, without notice of any kind, be reduced to the amount of the Commitments then in effect.

   2.07   Fees.

   (a) The Borrower hereby agrees to pay to the Administrative Agent for the account of each Lender, as consideration for such Lender's Commitment, a nonrefundable facility fee ("Facility Fee") calculated on a daily basis by multiplying the Facility Fee Rate by such Lender's Commitment (whether used or unused). All Facility Fees shall be payable in arrears on the last Business Day of each March, June, September and December after the Effective Date and on the Maturity Date or upon acceleration of the Obligations. The Facility Fee Rate shall be subject to adjustment quarterly to the percentage, based on the higher of the Fixed Charge Coverage Ratio, as set forth on Schedule I hereto, or the Fixed Charge Coverage Ratio, as set forth on Schedule I to the Corporate Credit Agreement. Each adjustment in the Facility Fee Rate shall be effective on the second Business Day next following delivery to the Administrative Agent of the financial statements or certificate required to be delivered by the Company pursuant to Article XIII of the Guarantee showing the basis for such adjustment. In the event that such financial statements or certificate shall not have been delivered to the Administrative Agent on the date required for such delivery pursuant to Article XIII of the Guarantee, then on the second Business Day following such date, the Facility Fee Rate shall be increased to the highest Facility Fee Rate set forth on Schedule I hereto or Schedule I to the Corporate Credit Agreement, provided, that after delivery of such financial statements or certificate (effective two Business Days following delivery) the Facility Fee Rate shall be adjusted to the Facility Fee Rate that would have been effective had such financial statements or certificate been timely delivered.

   (b) All Fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.

   2.08 Use of Proceeds of Revolving Credit Loans. The Administrative Agent is hereby irrevocably authorized by the Borrower to apply the proceeds of the Revolving Credit Loans to fund any Project Loans as requested by any Lessor under any Project Loan Agreement or by any Agree SPC under any Agree Project Loan Agreement.

   2.09  [Reserved]

   2.10 Advances to Pay Interest. During the Construction Period for a Project Loan, if any, on each date which is one Business Day prior to any Interest Payment Date (unless otherwise requested by the Borrower at least one Business Day prior to such Interest Payment Date by written notice to the Administrative Agent) the Borrower shall be deemed to have requested a borrowing pursuant to Section 2.02(a) of a Revolving Credit Loan with a Base-Rate Option in an amount equal to the aggregate amount of interest due and payable on such date with respect to the principal portion of the Loans allocated to the related Project Loan; provided, that if (a) such Interest Payment Date falls upon the same day as the last day of an Interest Period and
(b) the Borrower shall have given the Administrative Agent a renewal/conversion notice described in Section 2.02(a) requesting continuation of the Euro-Rate Borrowing Tranche with respect to which the Interest Period is ending on such Interest Payment Date, on the day which is three Business Days prior to such Interest Payment Date, the Borrower shall be deemed to have requested a borrowing pursuant to Section 2.02(a) of a Loan with a Euro-Rate Option in an amount equal to the aggregate amount of interest due and payable on such date with respect to the principal portion of the Loans allocated to the related Project Loan. One Business Day, in the case of a Loan with a Base-Rate Option or three Business Days, in the case of a Loan with a Euro-Rate Option, prior to such Interest Payment Date, the Borrower shall deliver to the Administrative Agent a notice indicating the amount of such interest. The Borrowing Date with respect to any such borrowing shall be the relevant Interest Payment Date; provided, that the making of the Loans pursuant to such borrowing shall be subject to satisfaction of the applicable conditions precedent set forth in
Article VII and the proceeds of such borrowing shall be applied solely to pay the aggregate amount of interest due and payable on such date with respect to the Loans. On the relevant Borrowing Date, the aggregate principal amount of the Euro-Rate Borrowing Tranche with respect to which the Interest Period is being continued or the Base Rate Borrowing Tranche, as the case may be, shall be deemed to be increased by the amount of the new Loan made on such day.

                                  ARTICLE III.
                     AMOUNT AND TERMS OF SWING SUB-FACILITY

   3.01 Swing Facility. Subject to the terms and conditions hereof (including fulfillment of those conditions set forth in Article VII, as applicable, which conditions may not be waived without the consent of each Lender) and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments, the Swing Lender may, at its option, cancelable at any time for any reason whatsoever, make Swing Loans to the Borrower at any time or from time to time after the Effective Date, but not including, the Maturity Date, in an aggregate principal amount at any one time outstanding not to exceed $15,000,000, subject to reduction as provided herein, to be made in accordance with the following provisions, and provided, that the Swing Loans outstanding hereunder shall not exceed the Swing Lender's Commitment minus its outstanding Revolving Credit Loans. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 3.01.

   3.02 Swing Loan Requests and Making of Swing Loans. (a) Except as otherwise provided herein, the Borrower may from time to time prior to the Maturity Date request the Swing Lender to make Swing Loans by delivery to the Swing Lender (with a copy to the Administrative Agent) not later than 11:00 A.M. Eastern time, ten (10) Business Days prior to the proposed Borrowing Date with respect to the making of each Swing Loan (provided that, so long as the applicable Lessee shall have waived the conditions precedent set forth in
Schedule 11.02 to the Participation Agreement pursuant to Section 11.02 thereto (other than in connection with an Acquisition Advance), one (1) Business Day prior to the proposed Borrowing Date), of a duly completed request therefor substantially in the form of Exhibit C hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that the Swing Lender (and the Administrative Agent) may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the aggregate amount of the proposed Swing Loans. So long as the Swing Lender elects to make Swing Loans, the Swing Lender shall fund such Swing Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office of the Swing Lender prior to 2:00 P.M. Eastern time on the Borrowing Date.

   (b) A portion of the principal amount of each Swing Loan made by the Swing Lender equal to the Tranche A Percentage of the principal amount of such Swing Loan shall be deemed to be a "Tranche A Loan" for the purposes of the Operative Agreements and the remaining portion of the principal amount of such Swing Loan shall be deemed to be a "Tranche B Loan" for the purposes of the Operative Agreements. The provisions of Section 2.02(b) shall apply mutatis mutandis to the Swing Loans made by the Swing Lender.

   3.03 Swing Note. The Swing Loans shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit A-3, with appropriate insertions (the "Swing Note"), payable to the order of the Swing Lender and representing the obligation of the Borrower to pay the aggregate unpaid principal amount of the Swing Loans, with interest thereon as prescribed in Section 4.05. The Swing Lender is hereby authorized to record the borrowing date, the amount of each Swing Loan and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed to and constituting a part of the Swing Note and, in the absence of manifest error, any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided, that the failure of the Swing Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under such Note. The Swing Note shall
(i) be dated the Effective Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of interest in accordance with Section 4.05.

   3.04 Borrowings to Repay Swing Loans. (a) The Swing Lender, at its option exercisable at any time, may, and so long as there shall be at least $10,000,000 in aggregate principal amount of Swing Loans outstanding, on the last day of any Interest Period immediately following the making of such Swing Loans, shall, on behalf of the Borrower (which hereby irrevocably directs the Swing Lender to act on its behalf) request each Lender, including the Swing Lender, to make a Revolving Credit Loan in an amount equal to such Revolving Credit Lender's Ratable Share of the amount of the Swing Loans, (the "Refunded Swing Loans") outstanding on the date such notice is given plus, if the Swing Lender so requests, accrued interest thereon. The Refunded Swing Loans shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.02 without regard to any of the requirements of that provision. Unless any of the events described in paragraph (h) of Article IX shall have occurred (in which event the procedures of paragraph (b) of this Section 3.04 shall apply), the Swing Lender shall provide notice to the Administrative Agent and the Administrative Agent shall provide notice to the Lenders (which may be a telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 3.03 and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 7.02 are then satisfied) by the time the Administrative Agent so requests, which shall not be earlier than 12:00 noon Eastern time on the Business Day next succeeding the date the Administrative Agent gives the demand notice to the Lenders. If for any reason a Lender is prohibited from funding its Ratable Share of Revolving Credit Loans to repay the principal amount of the Swing Loans outstanding, such Lender shall purchase a participation in the Swing Loans equal to its Ratable Share of the principal amount of Swing Loans outstanding in accordance with paragraph (b) of this Section 3.04. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Loans.

   (b) If, prior to the making of a Revolving Credit Loan pursuant to paragraph (a) of this Section 3.04, one of the events described in paragraph
(h) of Article IX shall have occurred, each Revolving Credit Lender will, on the date such Revolving Credit Loan was to have been made, purchase an undivided participating interest in the Refunded Swing Loan in an amount equal to its Ratable Share of such Refunded Swing Loan. Each Revolving Credit Lender will immediately transfer to the Swing Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Lender will deliver to such Revolving Credit Lender a Swing Loan Participation Certificate dated the date of receipt of such funds and in such amount.

  (c) Whenever, at any time after the Swing Lender has received from any Revolving Credit Lender such Revolving Credit Lender's participating interest in a Refunded Swing

Loan pursuant to clause (b) above, the Swing Lender receives any payment on account thereof, the Swing Lender will distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded) in like funds as received; provided, however, that in the event that such payment received by the Swing Lender is required to be returned, such Revolving Credit Lender will return to the Swing Lender any portion thereof previously distributed by the Swing Lender to it in like funds as such payment is required to be returned by the Swing Lender.

   (d) Each Lender's obligation to make its Ratable Share of Revolving Credit Loans to repay the principal amount of the Swing Loans outstanding or to purchase its Ratable Share of the principal amount of the Swing Loans pursuant to paragraphs (a) and (b) of this Section 3.04 shall be absolute and unconditional and shall not be subject to any qualification or exception whatsoever and shall be made under all circumstances, including without limitation any of the following circumstances: (i) any lack of validity or enforceability of this Agreement or any of the Credit Documents; (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against any of the Agents, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Company or any of its Subsidiaries); or (iii) the occurrence of any Default, Event of Default, or termination of the Commitments or this Agreement.

   3.05 Use of Proceeds of Swing Loans. The proceeds of the Swing Loans hereunder shall be used by the Borrower for any purpose for which the proceeds of Revolving Credit Loans may be used. The Swing Lender and/or Administrative Agent is hereby irrevocably authorized by the Borrower to apply the proceeds of the Swing Loans to fund any Project Loans as requested by any Lessor under any Project Loan Agreement.


                                  ARTICLE IV.
                                 INTEREST RATES

   4.01 Interest Rate Options on Revolving Credit Loans. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Revolving Credit Loans as selected by the Borrower from the Base Rate Option or the Euro-Rate Option set forth below applicable to the Revolving Credit Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options to apply simultaneously to the Revolving Credit Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Revolving Credit Loans comprising any Borrowing Tranche; provided, that there shall not be at any one time outstanding more than six (6) Euro-Rate Borrowing Tranches, and provided, further, that from and after one month prior to the Maturity Date, Revolving Credit Loans shall be made only at the Base Rate Option.

   (a) Interest Rate Option. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit
Loans:

        (i) Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate;

        (ii) Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Euro- Rate Margin. The Euro-Rate Margin shall be subject to adjustment quarterly to the percentage, based on the Fixed Charge Coverage Ratio, as set forth on Schedule I. Each adjustment in the Euro-Rate Margin shall be effective on the second Business Day next following delivery to the Administrative Agent of the financial statements or certificate required to be delivered by the Company pursuant to Article XIII of the Guarantee showing the basis for such adjustment. In the event that such financial statements or certificate shall not have been delivered to the Administrative Agent on the date required for such delivery pursuant to
    Article XIII of the Guarantee, then on the second Business Day following such date, the Euro-Rate Margin shall be increased to the highest Euro-Rate Margin set forth on Schedule I, provided, that after delivery of such financial statements or certificate (effective two Business Days following delivery) the Euro-Rate Margin shall be adjusted to the Euro-Rate Margin that would have been effective had such financial statements or certificate been timely delivered. Each Euro-Rate Borrowing Tranche shall bear interest from and including the first day of the Interest Period applicable thereto, but not including the last day of such Interest Period. No Interest Period may end after the Maturity Date.

   (b) Rate Quotations. The Borrower may call the Administrative Agent on or before the date on which a Revolving Credit Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.

   4.02  [Reserved]

   4.03 Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available. (a) If on any date on which a Euro-Rate would otherwise be determined, the Administrative Agent shall have determined that:

        (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

        (ii) a contingency has occurred which materially and adversely affects the London interbank market or any other applicable interbank market, the Administrative Agent shall have the rights specified in Section 4.03(c).

   (b)   If at any time any Lender shall have determined that:

        (i) the making, maintenance or funding of any Revolving Credit Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Governmental Authority or with any request or directive of any such Governmental Authority (whether or not having the force of Law), or

        (ii) such Euro-Rate option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Revolving Credit Loan, or

        (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Revolving Credit Loan to which a Euro-Rate Option applies are not available to such Lender in the London interbank market at the effective cost of funding of a proposed Euro-Rate Loan, the Administrative Agent shall have the rights specified in
    Section 4.03(c).

   (c) In the case of any event specified in Section 4.03(a) above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof and in the case of an event specified in Section 4.03(b) above, such Lender shall promptly so notify the Administrative Agent and enclose a certificate with such notice as to the specific circumstances of such notice and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of (A) the Lenders in the case of such notice given by the Administrative Agent or (B) such Lender in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a Euro-Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower or such Lender shall have later notified the Administrative Agent, of the Administrative Agent's or such Lender's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under subsection (a) or (b) of this Section 4.03 and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Euro-Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option. If any Lender notifies the Administrative Agent of a determination under subsection (b) of this Section 4.03, the Borrower shall, subject to the Borrower's indemnification obligations under Section 5.06(b), as to any Revolving Credit Loan of the Lender to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option or prepay such Loan in accordance with Section 5.04(b). Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option upon such specified date.

   4.04 Selection of Interest Rate Options. Revolving Credit Loans for which the Borrower has selected the Base Rate Option shall continue as such unless and until the Borrower chooses to convert such Revolving Credit Loans to a Euro-Rate Borrowing Tranche. If Borrower fails to select a new Interest Period to apply to any Borrowing Tranche at the expiration of an existing Interest Period applicable to such Euro-Rate Borrowing Tranche in accordance with the provisions of Section 2.02(a), the Borrower shall be deemed to have converted such Euro-Rate Borrowing Tranche to the Base Rate Option commencing upon the last day of the existing Interest Period.

   4.05 Interest Rates Payable on Swing Loans. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of any Swing Loan at a fluctuating rate per annum (computed on the basis of a year of 360 days, as the case may be, and actual days elapsed) equal to the Swing Margin.

   4.06 Interest After Default. To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

   (a)   the rate of interest for each Loan otherwise applicable pursuant to
  Section 4.01 or 4.05 shall be increased by 2.0% per annum; and

   (b) each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the Base Rate plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full.

   (c) The Borrower acknowledges that such increased rates reflect, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and, all such interest shall be payable by the Borrower upon demand by the Administrative Agent.

   4.07 Maximum Interest Rate. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender's highest lawful rate, the rate of interest on such Lender's Loan shall be limited to such Lender's highest lawful rate.

   4.08 Interest Under Project Loan Agreement. At such times when the Borrower receives payments of interest on a Project Loan pursuant to a Project Loan Agreement, the Borrower shall promptly deposit such amount with the Administrative Agent who will deposit such payment in the Credit Agreement Account. Such payments shall be applied in accordance with the provisions of
Article XI.


                                   ARTICLE V.
                                    PAYMENTS

   5.01 Payments. All payments and prepayments to be made in respect of principal, interest, Fees or other amounts due from the Borrower hereunder shall be payable prior to 2:00 P.M. (Eastern time) on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts in immediately available funds, provided, that in the event payments are received by 2:00 P.M. (Eastern time) by the Administrative Agent and such payments are not distributed on the same day received by the Administrative Agent, the Administrative Agent shall pay the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders. Unless the Interest Period in respect thereof is continued or converted in accordance with Section 4.02, all Revolving Credit Loans to which a Euro-Rate Option applies shall be due and payable on the last day of the applicable Interest Period. All Loans outstanding on the Maturity Date shall be due and payable in full on the Maturity Date.

   5.02 Pro Rata Treatment of Lenders. Each borrowing of Revolving Credit Loans shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Fees, or other amounts due with respect to the Revolving Credit Loans (except for Fees payable under the Fee Letter, any payments with respect to the Swing Loans, and except as otherwise provided in Section 4.03(b), 5.04(b), 5.06 or
Article XI) shall be made in proportion to the applicable Revolving Credit Loans outstanding from each Lender and if no such Loans are then outstanding, in proportion to the Ratable Share of each Lender (it being understood that, except as otherwise provided in Section 5.06 or Article XI, any payment so made in respect of principal of any Lender's Revolving Credit Loans shall be deemed to ratably reduce the outstanding amount of Tranche A Loans and Tranche B Loans of such Lender).

   5.03 Interest Payment Dates. Interest on Loans to which the Base Rate Option or the Euro-Rate Option applies shall be due and payable in arrears on the last Business Day of each March, June, September and December after the Effective Date and on the Maturity Date or upon acceleration of the Obligations. Interest on mandatory prepayments of principal under Section 2.06 shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other Obligation shall be due and payable on demand after such principal amount or other Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).
Interest on amounts covered by optional prepayments shall be paid in accordance with Section 5.04(a).

   5.04 Optional Prepayments. (a) The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in subsection (b) below or in Section 5.05 or 5.06):

         (i) at any time with respect to any Swing Loan or any Revolving Credit Loan to which the Base Rate Option applies;

         (ii) on the last day of the applicable Interest Period with respect to Revolving Credit Loans to which a Euro-Rate Option applies; and

        (iii)  on the date specified in a notice by any Lender pursuant to
    Section 4.03(b) with respect to any Revolving Credit Loan to which a Euro-Rate Option applies.

   Whenever the Borrower desires to prepay any part of the Loans, the Borrower shall provide a prepayment notice to the Administrative Agent at least one (1) Business Day prior to the date of prepayment of the Loans setting forth the following information:

        (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

        (y) a statement indicating the application of the prepayment among the Revolving Credit Loans and Swing Loans; and

        (z) the total principal amount of such prepayment, which shall not be less than $2,500,000.

   All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount, except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. If the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which is being prepaid, the prepayment shall be applied (i) first to Swing Loans and then to Revolving Credit Loans; and (ii) after giving effect to the allocations in clause (i) above and in the preceding sentence, first to Loans to which the Base Rate Option applies and then to Loans to which the Euro-Rate Option applies (it being understood that, except as otherwise provided in Section 5.06 or Article XI, any payment so made in respect of principal of any Lender's Revolving Credit Loans shall be deemed to ratably reduce the outstanding amount of Tranche A Loans and Tranche B Loans of such Lender). Any prepayment hereunder shall be subject to the Borrower's obligation to indemnify the Lenders under Section 5.06(b).

   (b)   In the event any Lender (i) gives notice under Section 4.03(b) or
Section 5.06(a), (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Lender, (iii) does not approve any action as to which consent of the Required Lenders is requested by the Borrower and obtained hereunder or (iv) becomes subject to the control of an Governmental Authority (other than normal and customary supervision), then, unless an Event of Default shall have occurred and be continuing, the Borrower shall have the right at its option, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to prepay the Loans of such Lender in whole together with all interest accrued thereon and terminate such Lender's Commitment, within ninety (90) days after (w) receipt of such Lender's notice under Section 4.03(b) or 5.06(a), (x) the date such Lender has failed to fund Revolving Credit
Loans because the making of such Loans would contravene a Law applicable to such Lender, (y) the date of obtaining the consent which such Lender has not approved or (z) the date such Lender became subject to the control of an Governmental Authority, as applicable; provided, that the Borrower shall also pay to such Lender at the time of such prepayment any amounts required under Section 5.06 and any accrued interest due on such amount and any related Fees; and provided, further, that the remaining Lenders shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Administrative Agent may only be replaced subject to the requirements of Section 10.09.

   (c) In the event any Lender does not approve any increase in the aggregate Commitments as to which increase the Borrower has obtained the consent of all other Lenders whose Commitments will not otherwise be prepaid and terminated pursuant to this Section 5.04(c), then, unless an Event of Default shall have occurred and be continuing, the Borrower shall have the right at its option, with the consent of the Administrative Agent, which shall not be unreasonably withheld, to prepay the Loans of such Lender in whole together with all interest accrued thereon and terminate such Lender's Commitment (or Lenders' Commitments) within ninety (90) days after the date the Borrower has obtained the consent of all such other Lenders; provided, that the termination of such Lender's Commitment (or Lenders' Commitments) pursuant to this Section 5.04(c) shall only be permitted if the Borrower has identified one or more Assignee Lenders acceptable to the Administrative Agent which Assignee Lenders have agreed to the increase in the aggregate Commitments and such termination is accomplished by means of an assignment pursuant to Section 12.08(a) which does not reduce the aggregate amount of the Commitments after giving effect to the addition of any such Assignee Lenders; and provided, further, that the remaining Lenders shall have no obligation hereunder to increase their Commitments.

   (d) Each Lender agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 4.03 or 5.06 with respect to such Lender, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Lending Office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its Lending Office suffer no economic, legal or regulatory disadvantage, as determined by such Lender, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 5.04(d) shall affect or postpone any of the Obligations of Borrower or the rights of any Agent or any Lender provided in this Agreement.

   5.05  Mandatory Prepayments.   If the Borrower shall receive any principal
repayment of a Project Loan pursuant to a Project Loan Agreement, the Borrower shall make a deposit of such payment with the Administrative Agent to be applied as a prepayment of the Loans. The Administrative Agent will deposit such payment in the Credit Agreement Account to be applied as a prepayment of the Loans in accordance with Article XI.

  5.06 Additional Compensation in Certain Circumstances.

   (a) Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc. If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Governmental Authority:

        (i) subjects any Lender to any tax or changes the basis of taxation with respect to this Agreement, the other Credit Documents, Loans, or payments by the Borrower of principal, interest, Fees, or other amounts due from the Borrower hereunder or under the other Credit Documents (except for taxes on the net income of such Lender or any Lending Office of any Lender),

        (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Lender or any Lending Office of any Lender, or

        (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Lender, or (B) otherwise applicable to the obligations of any Lender or any Lending Office of any Lender under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any additional expense (including loss of margin) upon any Lender or any Lending Office of any Lender with respect to this Agreement, the other Credit Documents or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Lender's capital, taking into consideration such Lender's customary policies with respect to capital adequacy) by an amount which such Lender in its sole discretion deems to be material, such Lender shall from time to time notify the Borrower and the Administrative Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Lender to be necessary to compensate such Lender for such increase in cost, reduction of income or additional expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

   (b) Indemnity. In addition to the compensation required by subsection (a) of this Section 5.06, the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Lender to fund or maintain Loans subject to the Euro-Rate Option) which such Lender sustains or incurs as a consequence of any:

        (i) payment, prepayment, conversion or renewal of any Revolving Credit Loan to which the Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic, through acceleration or otherwise, and whether or not such payment or prepayment is then due),

        (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Revolving Credit Loan Request under Section 2.02 or, Renewal/Conversion Notice under Section
    2.02 or prepayment notice under Section 5.04, or

        (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Credit Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Fee or any other amount due hereunder.

   If any Lender sustains or incurs any such loss or expense it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

   (c) Taxes. Any and all payments made by the Borrower hereunder or under the Credit Documents shall be made, in accordance with the provisions hereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and each Lending Office, taxes on the overall net income of such Lender imposed by the jurisdiction under the Laws of which such Lender is organized or any taxing authority thereof or therein (all of such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable to any Lender or any Agent hereunder or under any Credit Document, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 5.06(c)), such Lender or Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law. In addition, the Borrower agrees to pay any present or future stamp, transfer, recording, filing or documentary taxes, fees or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement. All such Taxes shall be paid by the Borrower prior to the date on which penalties attach thereto or interest accrues thereon; provided, that if any penalties or interest become due, the Borrower may make prompt payment thereof to the appropriate governmental authority. The Borrower shall indemnify each Lender and each Agent for the full amount of such Taxes (including any taxes on amounts payable under this Section 5.06(c)) paid by the Lender or the Agent and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. Any indemnification payment shall be due and payable to such Lender or Agent ten (10) Business Days after the date the Lender or the Agent makes written demand therefor. Within 30 days after the date of any payment of any Taxes by the Borrower, the Borrower shall furnish to each Lender, at its address referred to herein, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by the Borrower, the Borrower shall, if so requested by a Lender, provide a certificate of an Authorized Officer of the Borrower to that effect.

   (d) Survival. The Obligations of the Borrower under this Section 5.06 shall survive and continue in full force and effect notwithstanding (i) the execution and delivery of this Agreement and the other Credit Documents, (ii) the making of the Loans, (iii) the repayment of the Loans, (iv) the payment in full of all interest, Fees and all other Obligations and (v) the termination of all obligations of the Agents and the Lenders to the Borrower under all Credit Documents.


                                  ARTICLE VI.
                         REPRESENTATIONS AND WARRANTIES

   To induce the Agents and the Lenders to amend and restate this Agreement and to make and maintain the Loans, the Owner Trustee hereby represents and warrants to the Agents and each Lender as follows (provided that the representations in Sections 6.03, 6.07, 6.09, 6.10, 6.12 and 6.13 are made solely by the Owner Trustee in its capacity as such):

   6.01 Due Organization, etc. It is a banking corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Investor) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which the Owner Trustee is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before the date this representation is made or deemed made in connection with or as contemplated by each such Operative Agreement to which the Owner Trustee is or will be a party.

   6.02 Authorization; No Conflict. The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Investor) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (a) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (b) does or will contravene any current United States or Delaware law, governmental rule or regulation relating to its banking or trust powers, (c) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its charter or by-laws, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected (other than as contemplated by the Operative Agreements) or (d) does or will require any Governmental Action by any Governmental Authority of the United States or the State of Delaware regulating its banking or trust powers.

   6.03 Enforceability, etc. The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Investor, each other Operative Agreement to which the Owner Trustee is or will be party have been, or on or before the date this representation is made or deemed made will be, duly executed and delivered by the Owner Trustee and the Trust Agreement and each such other Operative Agreement to which the Owner Trustee is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Owner Trustee in accordance with the terms thereof.

   6.04 Litigation. There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that concerns any Property being purchased on the date this representation is made or deemed made or that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party, would have a material adverse effect on the financial condition of the Owner Trustee or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party.

   6.05 Assignment. It has not assigned or transferred any of its right, title or interest in or under any Project Loan Agreement, Project Loan Note, Mortgage, Agree LLC Pledge, Assignment of Lease or Contract Assignment, except in accordance with the Operative Agreements and the Credit Documents.

   6.06 No Default. It is not in default under or with respect to any of its Contractual Obligations. No Default or Event of Default has occurred and is continuing.

   6.07 Use of Proceeds. The proceeds of the Loans shall be applied by the Owner Trustee solely to make Project Loans to the Lessors or to Agree SPC's.

   6.08 Chief Place of Business. The Owner Trustee's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Credit Document are kept are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

   6.09 Federal Reserve Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent, the Owner Trustee will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

   6.10 Investment Company Act. It is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

   6.11 Liens. The Trust Estate shall be free of any Liens attributable to the Owner Trustee in its individual capacity.

   6.12 Securities Act. Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act of 1933, as amended, would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Lenders, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would require the issuance or sale of any interest in the Trust Estate or the Notes to be registered in accordance with the provisions of Article V of the Securities Act of 1933, as amended, or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended.

   6.13 Documentation. The only document to which the Owner Trustee, in its trust capacity, is a party are those Operative Agreements (and any other documents delivered in connection with the Operative Agreements) to which the Owner Trustee, in its trust capacity, is a party, together with any instruments appointing one or more co-trustees under the Trust Agreement.


                                  ARTICLE VII.
                              CONDITIONS PRECEDENT

   7.1 Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of all conditions precedent set forth in Article VI of the Participation Agreement required by said Article to be satisfied on or prior to the Effective Date.

   7.2 Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it on any date is subject to the satisfaction of the following conditions precedent:

        (a) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date, other than a Default or an Event of Default which the Administrative Agent has agreed not to declare pursuant to Section 5.06 of the Participation Agreement.

        (b) Participation Agreement Conditions. With respect to each Project Loan and Agree Project Loan, the applicable conditions precedent to the Advance associated therewith specified in Section 4.04, and Articles V and XIV, as applicable of the Participation Agreement shall have been satisfied.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower or the Guarantors, as the case may be, as of the date of such Loan that the conditions contained in this Section 7.02 have been satisfied.


                                 ARTICLE VIII.
                                   COVENANTS

   So long as the Commitments remain in effect, any Note remains outstanding and unpaid or any other amount is owing to any Lender or Agent hereunder:

   8.01 Other Activities. The Borrower shall not conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Agreements and other activities incidental or related to the foregoing and shall conduct its business in accordance with the guidelines set forth in Exhibit K.

   8.02 Ownership of Properties, Indebtedness. The Borrower shall not own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in Section 8.01, or incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than the Loans and other obligations incurred by the Borrower hereunder or the other Operative Agreements.

   8.03 Disposition of Assets. Except to the extent expressly contemplated by the Operative Agreements, the Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of, or grant Liens on, any of its property, business or assets, whether now owned or hereafter acquired.

   8.04 Compliance with Operative Agreements. The Borrower shall at all times observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as lender, Owner Trustee or otherwise) under each Operative Agreement to which it is a party.

   8.05 Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent or the Required Lenders may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Operative Agreements and of the rights and powers herein or therein granted.

   8.06 Notices. If on any date the Borrower shall obtain actual knowledge of the occurrence of a Default or Event of Default, the Borrower will give written notice thereof to the Administrative Agent within five Business Days after such date.

   8.07 Discharge of Liens. Neither the Borrower nor the Trust Company on behalf of the Borrower will create or permit to exist at any time, and will, at its own expense, promptly take such action as may be necessary duly to discharge, or cause to be discharged, all Liens attributable to it, provided, that the Borrower and the Trust Company shall not be required to discharge any Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of any of the Liens contemplated by the Security Documents or of the sale, forfeiture or loss of, and shall not materially interfere with the disposition of, any Property or title thereto or any interest therein or the payment of Rent.

   8.08 Trust Agreement. Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, the Owner Trustee (a) agrees not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VII of the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an adverse effect on the rights or interests of the Agents or the Lenders hereunder or under the other Operative Agreements and (c) agrees to comply with all of the terms of the Trust Agreement except to the extent the failure to so comply could not reasonably be expected to have an adverse effect on the rights or interests of the Agents or the Lenders hereunder or under the other Operative Agreements.


                                  ARTICLE IX.
                               EVENTS OF DEFAULT

   Upon the occurrence of any of the following specified events (each an "Event of Default"):

        (a) The Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for five or more days, in the payment when due of any interest on the Loans or any other amounts owing hereunder, under any other Credit Document to which it is a party; or

        (b) The Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any Credit Document to which it is a party (other than those referred to in paragraph (a) above), provided, that in the case of any such default under Article VIII, such default shall have continued unremedied for a period of at least 30 days; or the Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any Project Loan Document to which it is a party (other than those referred to in paragraph (a) above), and such default shall have continued unremedied for a period of at least 30 days; or

        (c) Subject to the provisions of Section 5.06 of the Participation Agreement, any "Event of Default" as defined in each Project Loan Agreement shall have occurred and be continuing; or

        (d) Any of the Guarantors shall default in the observance or performance by it of (i) any covenant contained in Article XII or Section
    13.04 of the Guarantee or (ii) any other covenant, condition or provision hereof or of any other Credit Document to which it is a party and such default shall continue unremedied for a period of 15 Business Days after any Authorized Officer of any Guarantor becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Guarantors as determined by the Administrative Agent in its sole discretion); or

        (e) Any representation, warranty or statement made or deemed made by the Borrower herein or in any other Credit Document or by the Borrower or the Lessee in the Participation Agreement, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made, and in the case of the Borrower, such misrepresentation or breach of warranty shall remain unremedied for a period of at least 35 days after notice to the Borrower by the Administrative Agent or the Required Lenders; or

        (f) Any representation, warranty or statement made or deemed made by any Guarantor in the Guarantee, or in any statement or certificate delivered or required to be delivered pursuant thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made; or

        (g) (i) Any Lease Event of Default shall have occurred and be continuing, (ii) the Owner Trustee shall default in the due performance or observance by it of any term, covenant or agreement contained in the Participation Agreement or in the Trust Agreement, provided, that in the case of any such default under Section 10.01, 10.02(b)(iii) or 10.02(g) of the Participation Agreement or Article II, III, IV, V or VI of the Trust Agreement, such default shall have continued unremedied for a period of at least 30 days; or (iii) the Investor shall default in the due performance or observance by it of any term, covenant or agreement contained in Section
    10.02 or 12.01 of the Participation Agreement; or

        (h) A default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Guarantor or Subsidiary of any Guarantor may be obligated as a borrower or guarantor in excess of $5,000,000 (or to Kmart in respect of the Kmart Indemnity in excess of $1,000,000) in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

        (i) Any of the following occurs: (i) an Event of Default shall have occurred under the Kmart Indemnity such that Kmart shall have the right thereunder to exercise the rights granted to it pursuant to Sections 3(c)(ii) or 3(c)(iii) thereof in respect of more than two Premises (as such term is defined therein), (ii) a Triggering Event shall have occurred under any of the Note Put Agreements (other than a Triggering Event which is "a Rating Decline" or a "Restructuring Event" (as such terms are defined in the Note Put Agreements)) and such Triggering Event shall continue unremedied for a period of sixty (60) days or (iii) any of the Guarantors shall receive a "Put Notice" (as defined in the Note Put Agreements) which states the occurrence of a Triggering Event that is a "Lease/Lease Guaranty Default" or a "Lease Guaranty Termination" (as such terms are defined in the Note Put Agreements), or (iv) any of the Guarantors shall receive a Put Notice which states the occurrence solely of a Rating Decline or a Restructuring Event, and, within five (5) Business Days of receipt of such Put Notice, the Guarantors shall have failed to deliver to the Lenders documentation satisfactory to the Required Lenders showing that the Notes as to which the Put Notice was received will be refinanced on the Tenant Purchase Date with Permitted Sutro Refinancing Indebtedness on the terms permitted under Section 12.01(l) of the Guarantee;

        (j) Any final judgments or orders for the payment of money in excess of $5,000,000 in the aggregate shall be entered against all or any of the Guarantors by a court having jurisdiction in the premises (other than a judgment or order as to which such Guarantor's insurance company has accepted full liability in writing) which judgment is not discharged, satisfied, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

        (k) any final judgments or orders for the payment of money in excess of $100,000 in the aggregate shall be entered against the Borrower or the Investor by a court having jurisdiction in the premises (other than a judgment or order as to which the Borrower's or the Investor's insurance company has accepted full liability in writing) which judgment is not discharged, satisfied, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

        (l) Any of the Credit Documents shall cease to be a legal, valid and binding agreement enforceable against the party executing the same or such party's successors and assigns (as permitted under the Credit Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative in any material respect or shall in any way be challenged or contested or cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby (except if caused by the event described in Section 10.10);

        (m) Any Guarantor ceases to be Solvent or admits in writing its inability to pay its debts as they mature;

        (n) Any of the following occurs: (i) any Reportable Event, which the Administrative Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing;
    (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; (v) any Guarantor or its Subsidiary adopts, sponsors, maintains or makes contributions to any Plan, any Multiemployer Plan, any Multiple Employer Plan or any Benefit Arrangement that provides benefits to retirees (other than the Benefit Arrangement of Walden described on Schedule 6.1(t)); and, in the case of each occurrence of (i), (ii), (iii), (iv) above or any occurrence under such Benefit Arrangement of Walden, the Administrative Agent determines in good faith that the amount of the liability of the Company and its Subsidiaries in respect thereof could reasonably be expected to individually or in the aggregate have a Material Adverse Effect;

        (o) Any Guarantor ceases to conduct its business as contemplated or such Guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

        (p)   Any Change in Control shall occur;

        (q) Any circumstances or events shall occur which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect;

        (r) A proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of any Guarantor, the Borrower or the Investor in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Guarantor, the Borrower or the Investor, as the case may be, for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

        (s) Any Guarantor, the Borrower or the Investor shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

then, and in any such event, (A) if such event is an Event of Default specified in paragraphs (m), (r) or (s) above, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative

Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (A) or (B) above, an "Acceleration"). Except as expressly provided above in this Article IX, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                                   ARTICLE X.
                                   THE AGENTS

   10.01 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent, the Syndication Agent and the Real Estate Administrative Agent, as the agents of such Lender under this Agreement and the other Operative Agreements, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Operative Agreements and to exercise such powers and perform such duties as are expressly delegated to each Agent by the terms of this Agreement and the other Operative Agreements, together with such
other powers as are reasonably incidental thereto.   Notwithstanding any
provision to the contrary elsewhere in this Agreement, none of the Agents shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Agreement or otherwise exist against any Agent. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with the reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

  10.02 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Operative Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. None of the Agents shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

   10.03 Exculpatory Provisions. None of the Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any Guarantor or any officer thereof contained in this Agreement or any other Operative Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Operative Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Agreement or for any failure of the Borrower or any Guarantor to perform its obligations hereunder or thereunder. None of the Agents shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Operative Agreement, or to inspect the properties, books or records of the Borrower or any Guarantor.

   10.04 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agents. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Any Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Operative Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Operative Agreements in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

   10.05 Notice of Default. None of the Agents shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders, the Syndication Agent and the Real Estate Administrative Agent. Each Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders; provided, that unless and until such Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

   10.06 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that none of the Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of the Borrower or any Guarantor, shall be deemed to constitute any representation or warranty by such Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Guarantors and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Operative Agreements, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the Guarantors. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agents hereunder, none of the Agents shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any Guarantor which may come into the possession of any Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

   10.07 Indemnification. Each Lender agrees to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower or the Guarantors and without limiting the obligation of the Borrower and the Guarantors to do so), ratably according to its Ratable Share in effect on the date on which indemnification is sought under this Section 10.07 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with its Ratable Share immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, or reasonable out-of- pocket costs, expenses or disbursements, of any kind whatsoever which may at any time (including, at any time following the payment of the Notes) be imposed on, incurred by or asserted against any Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Operative Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent under or in connection with any of the foregoing; provided, that no Lender shall be liable to an Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from that Agent's gross negligence or willful misconduct, or (b) if such Lender was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Lender shall remain liable to the extent such failure to give notice does not result in a loss to the Lender), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Lender, which shall not be unreasonably withheld. The agreements in this Section 10.07 shall survive the payment of the Notes and all other amounts payable hereunder.

   10.08 Agents in Their Individual Capacity. The Agents and their Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Guarantor as though the Agents were not Agents hereunder and under the other Operative Agreements. With respect to its Loans made or renewed by it and any Note issued to it, the Agents shall have the same rights and powers under this Agreement and the other Operative Agreements as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include the Agents in their individual capacity.

   10.9  Successor Agents.  Any of the Agents (a) may resign as an Agent, or
(b) shall resign if such resignation is requested by the Required Lenders (it being understood that the Agent's Loans and Commitment shall be considered in determining whether the Required Lenders have requested such resignation) or required by Section 5.04(b), in either case of (a) or (b) by giving not less than thirty (30) days' prior written notice to the Company. If any Agent shall resign as an Agent under this Agreement and the other Operative Agreements, then either (a) the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, subject to the consent of the Company (unless and until an Event of Default has occurred and is continuing, after which no consent of the Company shall be required), such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Lenders of its resignation, then the resigning Agent shall appoint, with the consent of the Company (unless and until an Event of Default has occurred and is continuing, after which no consent of the Company shall be required), such consent not to be unreasonably withheld, a successor agent who shall serve as Administrative Agent, Syndication Agent or Real Estate Administrative Agent, as the case may be, until such time as the Required Lenders appoint and the Company consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, Syndication Agent or Real Estate Administrative Agent, as the case may be, and the term "Administrative Agent," "Syndication Agent" or "Real Estate Administrative Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as an Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or the other Operative Agreements. After the resignation of any Agent hereunder, the provisions of this Article X shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

   10.10  [Reserved]

   10.11 Availability of Funds. Unless the Administrative Agent shall have been notified by a Lender prior to the date upon which a Loan is to be made that such Lender does not intend to make available to the Administrative Agent such Lender's portion of such Loan, the Administrative Agent may assume that such Lender has made or will make such proceeds available to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Administrative Agent recovers such amount, at a rate per annum equal to the applicable Federal Funds Effective Rate if recovered from such Lender or equal to the applicable interest rate in respect of the Loan if recovered from the Borrower.

   10.12 Calculations. In the absence of gross negligence or willful misconduct, the Administrative Agent shall not be liable for any error in computing the amount payable to any Lender whether in respect of the Loans, Fees or any other amounts due to the Lenders under this Agreement. In the event an error in computing any amount payable to any Lender is made, the Administrative Agent, the Borrower, each Guarantor and each affected Lender shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

   10.13 Beneficiaries. Except as expressly provided herein, the provisions of this Article X are solely for the benefit of the Agents and the Lenders, and the Borrower and the Guarantors shall not have any rights to rely on or enforce any of the provisions hereof. In performing their functions and duties under this Agreement, the Agents shall act solely as agent of the Lenders and do not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Borrower.


                                  ARTICLE XI.
                  MATTERS RELATING TO PAYMENTS AND COLLATERAL

   11.1 The Credit Agreement Account. (a) The Administrative Agent shall establish an account (the "Credit Agreement Account") into which the Administrative Agent and the Real Estate Administrative Agent shall deposit all payments, receipts and other consideration of any kind whatsoever received by the Administrative Agent or the Real Estate Administrative Agent pursuant to the Assignment of Lease or this Agreement or any other Operative Agreement.

   (b) Payments deposited from time to time in the Credit Agreement Account shall be paid out as follows:

        (i) Any amount received by the Borrower under Section 9.01(b)(i) of a Project Loan Agreement or an Agree Project Loan Agreement and paid to the Administrative Agent under Section 4.08 shall be paid out of the Credit Agreement Account by the Administrative Agent on the relevant Interest Payment Date and shall be applied ratably to the payment of interest on the Loans which is due and payable on such date (other than Overdue Interest) until such interest has been paid in full.

        (ii) Except as otherwise provided in Section 11.01(c), any amount received by the Borrower under Section 9.01(b)(ii) of a Project Loan Agreement and paid to the Administrative Agent under Section 5.05 shall be paid out of the Credit Agreement Account by the Administrative Agent promptly after receipt and shall be applied ratably to the Tranche A Loans and the Tranche B Loans on the date received by the Administrative Agent.

        (iii) Except as otherwise provided in Section 11.01(c), any amount received by Borrower under Section 9.01(b)(iii) of a Project Loan Agreement and paid to the Administrative Agent under Section 5.05 shall be paid out of the Credit

Agreement Account by the Administrative Agent promptly after receipt and shall be applied ratably to the Tranche A Loans and the Tranche B Loans on the date received by the Administrative Agent.

        (iv) Except as otherwise provided in Section 11.01(c), any Net Sales Proceeds received by Borrower under Section 9.01(b)(iv) of a Project Loan Agreement and paid to the Administrative Agent under Section 5.05 shall be paid out of the Credit Agreement Account by the Administrative Agent promptly after receipt, and shall be applied, on the date received by the Administrative Agent, first, ratably to the payment of the principal of Tranche B Loans then outstanding in an amount not to exceed the product of
    (x) the outstanding principal amount of the Project Loan in respect of such Property and (y) the Modified Tranche B Percentage in respect of such Property, and second, to the extent such payment exceeds the maximum amount payable pursuant to the foregoing provisions of this paragraph (iv), ratably to the payment of the principal of Tranche A Loans then outstanding in an amount not to exceed the product of (x) the outstanding principal amount of the Project Loan in respect of such Property and (y) the Modified Tranche A Percentage in respect of such Property.

        (v) Except as otherwise provided in Section 11.01(c), any Excess Sales Proceeds received by the Borrower under Section 9.01(b)(iv) in a Project Loan Agreement and contained in the Credit Agreement Account on the Maturity Date shall be applied, on the date received by the Administrative Agent, as follows (which application shall be made immediately prior to any application made on such date of amounts contained in the Credit Agreement Account pursuant to Section 11.02): first, ratably to the payment of the principal of Tranche B Loans then outstanding in an amount not to exceed the product of (x) the outstanding principal amount of the Project Loan in respect of such Property and (y) the Modified Tranche B Percentage in respect of such Property, and second, to the extent such payment exceeds the maximum amount payable pursuant to the foregoing provisions of this paragraph (v), ratably to the payment of the principal of Tranche A Loans then outstanding in an amount not to exceed the product of (x) the outstanding principal amount of the Project Loan in respect of such Property and (y) the Modified Tranche A Percentage in respect of such Property.

        (vi) Any amount received by the Borrower under Section 9.01(b)(v) of a Project Loan Agreement or an Agree Project Loan Agreement and paid to the Administrative Agent under Section 5.05 shall be paid out of the Credit Agreement Account by the Administrative Agent promptly after receipt and shall be applied ratably, on the date received by the Administrative Agent, to the payment of the principal of Tranche A Loans then outstanding.

        (vii) Except as otherwise provided in Section 11.01(c), any amount received by the Borrower under Section 9.01(b)(vi) of a Project Loan Agreement and paid to the Administrative Agent under Section 5.05 shall be paid out of the Credit

    Agreement Account by the Administrative Agent promptly after receipt and shall be applied ratably, on the date received by the Administrative Agent, to the payment of the principal of Tranche B Loans then outstanding.

        (viii) Any amount received by the Borrower under Section 9.01(b)(vii) of a Project Loan Agreement or an Agree Project Loan Agreement and paid to the Administrative Agent under Section 5.05 shall be paid out of the Credit Agreement Account by the Administrative Agent promptly after receipt, and shall be applied, on the date received by the Administrative Agent, to the payment of any amounts then owing to the Agents, the Lenders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 11.01(a)) as shall be designated by the Administrative Agent in accordance with the provisions of this Agreement.

   (c)   Any amount received by the Borrower under Sections 9.01(b)(ii), (iii),
(iv), (v) and (vi) of an Agree Project Loan Agreement and paid to the Administrative Agent under Section 5.05 shall be paid out of the Credit Agreement Account by the Administrative Agent promptly after receipt thereof and shall be applied to the Tranche A Loans on the date received by the Administrative Agent.

   (d) Upon the termination of the Commitments and the Swing Commitment and the payment in full of the Loans and all other amounts owing by the Borrower or any Guarantor hereunder or under any other Operative Agreement, any moneys remaining in the Credit Agreement Account shall be paid to the Borrower or such other Person or Persons as the Borrower may designate.

       11.20 Proceeds of Collateral; Proceeds Remaining in Credit Agreement Account. (a) All moneys collected by the Administrative Agent or the Real Estate Administrative Agent upon any sale or other disposition of the Collateral pursuant to any Security Document, together with all other moneys received by the Administrative Agent or the Real Estate Administrative Agent thereunder (except as otherwise specified in Section 11.01) and (b) all moneys contained in the Credit Agreement Account on the date of an Acceleration or on the Maturity Date (if the Loans have not then been repaid in full), or deposited in the Credit Agreement Account thereafter shall be applied as follows:

   First, to the payment of (x) any and all sums advanced by the Administrative Agent or the Real Estate Administrative Agent in order to preserve the Collateral or preserve its security interest therein and (y) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Administrative Agent or the Real Estate Administrative Agent of its rights under the Security Documents, together with attorneys' fees and court costs;

   Second, to the amounts then due and unpaid for interest accrued on the Loans, ratably, without preference or priority of any kind, according to the amounts due and payable on the Loans for accrued interest;

   Third, to the payment of the amounts then due and unpaid for principal of the Tranche B Loans, ratably, without preference or priority of any kind, according to the amounts due and payable on the Tranche B Loans in respect of principal;

   Fourth, to the payment of the amounts then due and unpaid for principal of the Tranche A Loans, ratably, without preference or priority of any kind, according to the amounts due and payable on the Tranche A Loans in respect of principal;

   Fifth, to the payment of any other amounts then due and unpaid in respect of any other obligations of the Borrower to any Agent or any Lender hereunder or under any other Operative Agreement, ratably, without preference or priority of any kind, according to the amounts so due and payable; and

   Sixth, to the extent moneys remain after application pursuant to clauses First through Fifth above, to the Borrower or to whomever may be lawfully entitled to receive such surplus.


                                  ARTICLE XII.
                                 MISCELLANEOUS

   12.01 Amendments and Waivers. Neither this Agreement, any other Credit Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 12.01 and
Section 15.05 of the Participation Agreement. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative
Agent may, from time to time, (a) subject to receipt of the written consent of the Lessees, enter into with the Borrower or the Guarantors, as applicable, written amendments, supplements or modifications to the Credit Documents for the purpose of adding any provisions to the Credit Documents or changing in any manner the rights of the Agents, the Lenders, the Borrower or the Guarantors thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of the Credit Documents or any Default or Event of Default and its consequences. In addition, the Administrative Agent may from time to time consent in writing to amendments, supplements, modifications or waivers with respect to any Operative Agreement (other than the Credit Documents), subject to receipt of the prior written consent of the Required Lenders. Notwithstanding the foregoing, no such amendment, supplement, modification or waiver shall (i) reduce the amount or extend the scheduled date of maturity of any Note, or reduce the stated rate of any interest payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates) or any Fees payable under the Participation Agreement, or extend the scheduled date of any payment of such interest or Fees, or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender directly affected thereby, or (ii) amend, modify or waive any provision of Sections 5.02,
12.01 or 12.08, or alter any provision regarding the pro rata treatment of the Lenders, or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower or any Guarantor of any of its right and obligations under the Credit Documents, or release a material portion of the Collateral, or change any requirement providing for the Lenders or the Required Lenders to authorize the taking of any action hereunder, or increase the aggregate amount of the Commitments of the Lenders to an amount greater than $250,000,000, or release any Guarantor the assets of
which represent 5% or   12.2 more of the consolidated total assets of
the Company and its Subsidiaries, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Article X without the written consent of each affected Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Guarantors, the Lenders, the Agents and all future holders of the Notes. In the case of any waiver, the Borrower, the Guarantors, the Lenders and the Agents shall be restored to their former position and rights under the Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding anything to the contrary in this Section 12.01, no Agreement, waiver or consent which would modify the interests, rights or obligations of the Syndication Agent in its capacity as Syndication Agent shall be effective without the written consent of the Syndication Agent, no agreement, waiver or consent which would modify the interests, rights or obligations of the Real Estate Administrative Agent in its capacity as Real Estate Administrative Agent shall be effective without the written consent of the Real Estate Administrative Agent and no agreement, waiver or consent which would modify the interests, rights or obligations of the Swing Lender in its capacity as Swing Lender shall be effective without the written consent of the Swing Lender.

   12.02 Notices; Lending Offices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Agents, and as set forth in Schedule II, in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

    The Borrower:        Wilmington Trust Company
                         Rodney Square North
                         1100 North Market Street
                         Wilmington, Delaware 19890
                         Attention: Corporate Trust Department
                         Telecopy: (302) 651-8882

    with a copy to:      Borders, Inc.
                         311 Maynard Street
                         Ann Arbor, Michigan  48104
                         Attention: Edward W. Wilhelm
                         Telecopy: (313) 913-2324


    The Administrative
    Agent:               PNC Bank, National Association

                         One PNC Plaza, 4th Floor Annex
                         5th Avenue & Wood Street
                         Pittsburgh, Pennsylvania 15265
                         Attention:Multi-Bank Loan Administration - Arlene Ohler
                         Telecopy: (412) 762-8672

    The Syndication
    Agent:               The First National Bank of Chicago
                         14th Floor, Suite 0086
                         One First National Plaza
                         Chicago, Illinois 60670
                         Attention: Paul E. Rigby
                         Telecopy: (312) 732-8587


    The Real Estate
    Administrative
    Agent:               Bankers Trust Company
                         280 Park Avenue
                         New York, New York  10017
                         Attention: Jeffrey Baevsky
                         Telecopy: (212) 454-1733

provided, that any notice, request or demand to or upon the Agents or the Lenders pursuant to Section 2.02, 2.03, 3.02 or 4.02 shall not be effective until received. The addresses set forth in Schedule II shall be the Lending Offices. Each Lender may change its Lending Office by written notice to the other parties hereto.

   12.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

   12.04 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

   12.05 Payment of Expenses and Taxes. The Borrower agrees to: (a) pay all reasonable out-of-pocket costs and expenses of (i) the Agents, whether or not the transactions herein contemplated are consummated, in connection with the negotiation, preparation, execution and delivery of the Operative Agreements and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, the reasonable fees and disbursements of Schiff Hardin & Waite, as counsel to the Administrative Agent and Simpson Thacher & Bartlett as counsel to the Real Estate Administrative Agent, and (ii) the Agent and each of the Lenders (A) in connection with the enforcement of the Operative Agreements and the documents and instruments referred to therein (including, the reasonable fees and disbursements of counsel for each of the Agents and for each of the Lenders), (B) relating to any requested amendments, waivers or consents pursuant to the provisions of the Operative Agreements, (C) in connection with the enforcement of the Operative Agreements or collection of amounts due thereunder or the proof and allowability of any claim arising under the Operative Agreements, whether in bankruptcy or receivership proceedings or otherwise, and (D) in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms of the Operative Agreements or of any rights under the Operative Agreements or in connection with any foreclosure, collection or bankruptcy proceedings; and (b) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes.

   12.06 Holidays. Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (except as provided in the definition of "Interest Period"), and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

  12.07   Funding by Branch, Subsidiary or Affiliate.

   (a) Notional Funding. Each Lender shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 12.07 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Lender) of such Lender to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided, that immediately following (on the assumption that a payment was then due from the Borrower to such other office) and as a result of such change the Borrower would not be under any greater financial obligation pursuant to Section 5.06 than they would have been in the absence of such change. Notional funding offices may be selected by each Lender without regard to the Lender's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Lender.

   (b) Actual Funding. Each Lender shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Lender to make or maintain such Loan subject to the last sentence of this
Section 12.07(b). If any Lender causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Lender, provided, that in no event shall any Lender's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Lender or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Lender (including any expenses incurred or payable pursuant to Section 5.06) which would otherwise not be incurred.

   12.08 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agents, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender. Each Lender may, at its own cost, make assignments of or sell participations in all or any part of its Commitment and the Loans made by it to one or more Lenders or other Persons, subject to the terms set forth herein:

   (a) Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate of any Lender or to any Person in accordance with the provisions of Section 2.09, or, with the consents of the Company (unless and until an Event of Default has occurred and is continuing, after which no consent of the Company shall be required) and the Administrative Agent (neither of which shall be unreasonably withheld or delayed), to an additional bank, financial institution or other entity (each, a "Purchasing Lender") all or any part of its rights and obligations under this Agreement and the other Operative Agreements pursuant to an Assignment and Acceptance, substantially in the form of Exhibit J, executed by such Purchasing Lender, such assigning Lender (and, in the case of a Purchasing Lender that is not a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, that (i) no such assignment to a Purchasing Lender (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount less than $5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement and the Notes) and (ii) after giving effect to any such assignment (other than an assignment of all of a Lender's interests under this Agreement and the Notes), the assigning Lender (together with any Lender which is an affiliate of such assigning Lender) shall retain Loans and/or Commitments aggregating not less than $5,000,000. Any such assignment shall be ratable as between the Tranche A Loans and Tranche B Loans of the assigning Lender. Upon such execution, delivery, acceptance and recording, from and after the Effective Date determined pursuant to such Assignment and Acceptance, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and
(y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding anything to the contrary in this Agreement, the consent of the Borrower shall not be required, and, unless requested by the relevant Purchasing Lender and/or assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs at any time when any of the events described in
Section 9(h) shall have occurred and be continuing. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) together with payment to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) promptly after the Effective Date determined pursuant thereto, record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such Effective Date, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent new Notes (in exchange for the Notes of the assigning Lender), each in an amount equal to the Commitment assumed by the relevant Purchasing Lender pursuant to such Assignment and Acceptance, and, if the assigning Lender has retained a Commitment hereunder, new Notes to the order of the assigning Lender, each in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Effective Date and shall otherwise be in the form of the Notes replaced thereby.

   (b) Participations. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Operative Agreements; provided, that any such participation shall be ratable as between the Tranche A Loans and Tranche B Loans of such Lender. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the Notes, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the Notes. In no event shall any Participant have any right to approve any amendment or waiver of any provision of this Agreement or any other Operative Agreement, or any consent to any departure by the Borrower, any Guarantor or any other Person therefrom, except to the extent that such amendment, waiver or consent would (a) reduce the principal of, or interest on, any Loan or Note, or postpone the date of the final maturity of any Loan or Note, or reduce the amount of any Fee, in each case to the extent subject to such participation or (b) release all or substantially all of the Collateral. The Borrower agrees that, while an Event of Default shall have occurred and be continuing, if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided, that in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 12.10(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 4.03, 5.06, 12.05 and
12.10 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided, that in the case of Section

5.06(c), such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

   (c) Other Provisions. Any Purchasing Lender or Participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the Administrative Agent the form of certificate described in Section 12.21 relating to Federal income tax withholding and the Lender who makes an assignment or sells a participation shall cause the assignee or participant to comply with the provisions of
Section 12.21. Each Lender may furnish any publicly available information concerning the Company or its subsidiaries and any other information concerning the Company or its Subsidiaries in the possession of such Lender from time to time to Purchasing Lenders and Participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 12.19.

   12.09 The Register; Disclosure; Pledges to Federal Reserve Banks. (a) The Administrative Agent shall maintain at its address referred to in Section 12.02 copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders, the Commitments of the Lenders, and the principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of clearly demonstrable error, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

   (b) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

   12.10 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(h), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

   (b) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Agent or such Lender (including, by branches and agencies of such Agent or such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to such Agent or such Lender under this Agreement or under any of the other Operative Agreements, including, all interests in obligations of the Borrower purchased by any such Lender pursuant to Section 12.10(a), and all other claims of any nature or description arising out of or connected with this Agreement or any other Operative Agreement, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured, and regardless of any difference between the currency of the Loans or other Obligations and the currency of such debt owing to or funds held for the account of the Borrower.

   12.11 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

   12.12 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

   12.13 Integration. This Agreement and the other Credit Documents represent the agreement of the Borrower, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

   12.14 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

   12.15 Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

   (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

   (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

   (b) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 12.02 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

   (c) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

   (d) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.15 any special, exemplary, punitive or consequential damages.

   12.16  Acknowledgments.  The Borrower hereby acknowledges that:

   (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Notes and the other Credit Documents;

   (b) neither any Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between Agents and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

   (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

   12.17 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

   12.18 Waivers by Borrower. Except as otherwise provided for in this Agreement and the other Credit Documents, the Borrower waives (i) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Borrower on which the Borrower may in any way be liable and hereby ratifies and confirms what the Administrative Agent or the Real

Estate Administrative Agent may do in this regard; (ii) the benefit of all valuation, appraisement and exemption laws; and (iii) any right the Borrower may have upon payment in full of its obligations to require any Agent or any Lender to terminate its security interest in any property of the Borrower until termination of this Agreement in accordance with its terms and the execution by the Administrative Agent and the Borrower, and by any Person whose loans to the Borrower are used in whole or in part to satisfy the Obligations, of an agreement indemnifying the Agents and the Lenders from any loss or damage the Agents or the Lenders may incur as the result of dishonored checks or other items of payment received by the Agents from the Borrower and applied to the Obligations.

   12.19 Tax Withholding Forms. Each Lender or Purchasing Lender or Participant that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Administrative Agent two (2) duly completed copies of the following:
(i) Internal Revenue Service Form W-9 or W-8 and 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Lender, Purchasing Lender or Participant is entitled to receive payments under this Agreement and the other Credit Documents without deduction or withholding of any United States Federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) a certificate of the Lender, Purchasing Lender or Participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Purchasing Lender or Participant shall deliver such form or certificate on or before the Effective Date of such assignment or participation. Each Lender, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Administrative Agent two
(2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, either certifying that such Lender, Purchasing Lender or Participant is entitled to receive payments under this Agreement and the other Credit Documents without deduction or withholding of any United States Federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Administrative Agent shall be entitled to withhold United States Federal income taxes at the full withholding rate unless the Lender, Purchasing Lender or Participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

   12.20 Effective Date Transition Provision. Immediately after the Effective Date, Wells Fargo Bank, N.A., Credit Lyonnais, NationsBank, N.A. (Carolinas), U.S. National Bank of Oregon, Mitsubishi Trust and Banking Corp., The Fuji Bank, Limited, The Sumitomo Bank, Ltd. and The Tokai Bank, Ltd. shall cease to be Lenders under, and shall cease to have any rights, benefits or obligations under, this Agreement or any other Loan Document, except Wells Fargo Bank, N.A., Credit Lyonnais, NationsBank, N.A. (Carolinas), U.S. National Bank of Oregon, Mitsubishi Trust and Banking Corp., The Fuji Bank, Limited, The Sumitomo Bank, Ltd. and The Tokai Bank, Ltd. shall continue to have: (a) obligations arising under Section 10.07 insofar as such obligations relate to events occurring prior to the Effective Date; and (b) rights and benefits arising under Sections 5.06 and 12.05 insofar as such rights and benefits relate to events occurring prior to the Effective Date.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       WILMINGTON TRUST COMPANY, not in its
                                       individual capacity except as expressly
                                       stated herein, but solely as Owner
                                       Trustee


                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Administrative Agent



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Syndication Agent



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       BANKERS TRUST COMPANY, as Real Estate
                                       Administrative Agent



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       Lenders

                                       PNC BANK, NATIONAL ASSOCIATION



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       THE FIRST NATIONAL BANK OF CHICAGO



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                       BANKERS TRUST COMPANY



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                       FIRST UNION NATIONAL BANK



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       FLEET NATIONAL BANK



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       KEYBANK NATIONAL ASSOCIATION


                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       COMERICA BANK



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       MORGAN GUARANTY TRUST COMPANY,
                                       OF NEW YORK



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       UNION BANK OF CALIFORNIA, N.A.



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                       CORESTATES BANK, N.A.



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       BANQUE NATIONALE DE PARIS



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       SUNTRUST BANK, ATLANTA



                                       By:
                                          -------------------------------------
                                          Title:
                                                ------------------------------


                                       BANK BOSTON, N.A.


                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       HIBERNIA NATIONAL BANK



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       THE NORTHERN TRUST COMPANY



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                       BANK OF NEW YORK



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                       MERCANTILE BANK



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       THE DAI-ICHI KANGYO BANK, LTD. -
                                       CHICAGO BRANCH



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       FIRST HAWAIIAN BANK



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       BANK ONE, NATIONAL ASSOCIATION



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------


                                       LONG TERM CREDIT BANK OF JAPAN



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                       WACHOVIA BANK, N.A.



                                       By:
                                          -------------------------------------
                                          Title:
                                                -------------------------------

                                SCHEDULE 1.01(A)

                                EURO-RATE MARGIN
                    BASE RATE MARGIN, FACILITY FEE RATE (1)


<Capiton>
------------------------------------------------------------------------------------------------------------------------------------
                        LEVEL I           LEVEL II          LEVEL III          LEVEL IV           LEVEL V
------------------------------------------------------------------------------------------------------------------------------------

                                                         If the
                                      If the             Company's Fixed   If the
                                      Company's Fixed    Charge Coverage   Company's Fixed
                                      Charge Coverage    Ratio EXCEEDS     Charge Coverage    If the
                    If the            Ratio EXCEEDS      1.80 : 1.00 AND   Ratio EXCEEDS      Company's Fixed
                    Company's Fixed   2.00 : 1.00 AND    IS LESS THAN OR   1.60 TO 1.0 AND    Charge Coverage
                    Charge Coverage   IS LESS OR         EQUAL TO          IS LESS THAN OR    Ratio IS LESS
                    Ratio EXCEEDS     EQUAL TO           2.00 : 1.00.      EQUAL TO           THAN OR EQUAL
                    2.20 : 1.00.      2.20 : 1.00.                         1.80 : 1.00.       TO 1.60 TO
                                                                                              1.00.
------------------------------------------------------------------------------------------------------------------------------------

 Euro-Rate
 Margin                   14.5              17.5               20.0              22.5              32.5
------------------------------------------------------------------------------------------------------------------------------------
 Base Rate
 Margin                    0                  0                 0                 0                  0
------------------------------------------------------------------------------------------------------------------------------------

 Facility Fee
 Rate                     8.0               10.0               12.5              15.0              17.5
------------------------------------------------------------------------------------------------------------------------------------


(1) All prices are expressed in basis points. A basis point is equal to 1/100 of 1%.

                                  SCHEDULE II


                             COMMITMENTS OF LENDERS

                                                 ADDRESS FOR                           AMOUNT OF            RATABLE
 NAME OF LENDER                                    NOTICES                            COMMITMENT             SHARE*

 PNC Bank, National             National Corporate Banking--                     $ 26,666,666.67             10.67%
 Association                    Chicago Office
                                500 West Monroe Street
                                Chicago, IL  60661
                                FAX:  (312) 906-3420
                                Phone:  (312) 906-3426
                                Attn:  Mr. Peter F. Stack

 The First National Bank of     14th Floor, Suite 0086                           $ 26,481,481.48             10.59%
 Chicago                        One First National Plaza
                                Chicago, IL  60670
                                FAX:  (312) 732-8587
                                Phone:  (312) 732-6132
                                Attn:  Mr. Paul E. Rigby

 Bankers Trust Company          130 Liberty Street, 34th Floor                   $ 26,481,481.48             10.59%
                                New York, NY  10006
                                FAX:  (212) 250-7218
                                Phone:  (212) 250-5175
                                Attn:  Ms. Patricia Hogan

 First Union National Bank      One First Union Center, DC5                      $ 14,814,814.81             5.92%
                                Charlotte, NC  28288-0745
                                FAX:  (704) 374-2802
                                Phone:  (704) 374-2641
                                Attn:  Ms. Mary Amatore

 Fleet National Bank            One Federal Street, OF0320                       $ 14,814,814.81             5.92%
                                Boston, MA  02110-2010
                                FAX:  (617) 346-0689
                                Phone:  (617) 346-0611
                                Attn:  Mr. Richard M. Seufert

 KeyBank National               127 Public Square                                $ 14,814,814.81             5.92%
 Association                    Cleveland, OH 44114-1306
                                FAX:  (216) 689-4981
                                Phone:  (216) 689-3589
                                Attn: Mr. Thomas Crandell





*Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                                 ADDRESS FOR                           AMOUNT OF            RATABLE
 NAME OF LENDER                                    NOTICES                            COMMITMENT             SHARE*
 Comerica Bank                  One Detroit Center                               $ 14,814,814.81             5.92%
                                500 Woodward Ave.
                                Mail Code 3268 - 9th Floor
                                Detroit, MI  48226-3289
                                FAX:  (313) 222-9514
                                Phone:  (313) 222-5060
                                Attn:  Mr. David C. Bird

 Morgan Guaranty Trust          c/o J.P. Morgan & Company, Inc.                  $ 11,111,111.11             4.44%
 Company of New York            22nd Floor
                                60 Wall Street
                                New York, NY  10260
                                FAX:  (212) 648-5018
                                Phone:  (212) 648-8063
                                Attn:  Ms. Deborah Broadheim

 Union Bank of California,      350 California Street                            $ 11,111,111.11             4.44%
 N.A.                           6th Floor
                                San Francisco, CA  94104-1402
                                FAX:  (415) 705-7085
                                Phone:  (415) 705-7021
                                Attn:  Mr. Timothy P. Streb

 CoreStates Bank, N.A.          1345 Chestnut Street, FC 1-8-8-14                $ 9,259,259.26              3.70%
                                Philadelphia, PA  19101-7618
                                FAX:  (215) 973-7671
                                Phone:  (215) 973-2318
                                Attn:  Ms. Anne Marie Fitzsimmons

 Banque Nationale de Paris      Suite 500                                        $  9,259,259.26             3.70%
                                209 South LaSalle Street
                                Chicago, IL  60604
                                FAX:  (312) 977-1380
                                Phone:  (312) 977-2211
                                Attn:  Mr. Frederick Moryl

 SunTrust Bank, Atlanta         24th Floor                                       $  9,259,259.26             3.70%
                                25 Park Place
                                Atlanta, GA  30303
                                FAX:  (404) 588-8505
                                Phone:  (404) 724-3457
                                Attn:  Mr. Roger P. Shreero





*Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                                 ADDRESS FOR                           AMOUNT OF            RATABLE
 NAME OF LENDER                                    NOTICES                            COMMITMENT             SHARE*

 Bank Boston, N.A.              100 Federal Street                               $  9,259,259.26             3.70%
                                Boston, MA  02110
                                FAX:  (617) 434-6685
                                Phone:  (617) 434-5280
                                Attn:  Ms. Judith Kelly

 Hibernia National Bank         12th Floor                                       $ 7,407,407.41              2.96%
                                313 Carondelet Street
                                New Orleans, LA  70130
                                FAX:  (504) 533-5344
                                Phone:  (504) 533-2911
                                Attn:  Mr. Jeffrey Peck

 The Northern Trust Company     Floor B-11                                       $ 5,555,555.56              2.22%
                                50 South LaSalle Street
                                Chicago, IL 60675
                                FAX:  (312) 444-5055
                                Phone:  (312) 557-8205
                                Attn:    Ms. Nicole R. Kidder

 The Bank of New York           One Wall Street, 8th Floor                       $  5,555,555.56             2.22%
                                New York, NY 10286
                                FAX:  (212) 635-1483, 1481
                                Phone:  (212) 635-7885
                                Attn:    Mr. Michael V. Flannery

 Mercantile Bank                12th Floor                                       $  5,555,555.56             2.22%
                                721 Locust Street
                                St. Louis, MO 63101
                                FAX:  (314) 425-2203
                                Phone:  (314) 425-2459
                                Attn:    Mr. Steve Reese

 The Dai-Ichi Kangyo Bank,      10 S. Wacker Drive                               $  5,555,555.56             2.22%
 Ltd.--Chicago Branch           26th Floor
                                Chicago, IL  60606
                                FAX:  (312) 876-2011
                                Phone:  (312) 715-6361
                                Attn:  Mr. Michael Pleasants





*Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                                 ADDRESS FOR                           AMOUNT OF            RATABLE
 NAME OF LENDER                                    NOTICES                            COMMITMENT             SHARE*

 First Hawaiian Bank            999 Bishop Street                                $  5,555,555.56             2.22%
                                11th Floor
                                Honolulu, HI  96813
                                FAX:  (808) 525-6372
                                Phone:  (808) 525-6289
                                Attn:  Mr. Charles Jenkins

 Bank One, National             7th Floor                                        $  5,555,555.56             2.22%
 Association                    100 East Broad Street
                                Columbus, OH  43215
                                FAX:  (614) 248-5518
                                Phone:  (614) 248-6390
                                Attn:    Mr. Larry Christ

 Long Term Credit Bank of       Suite 800                                        $  5,555,555.56             2.22%
 Japan                          190 South LaSalle Street
                                Chicago, IL 60670
                                FAX:  (312) 704-8505
                                Phone:  (312) 704-5482
                                Attn:    Mr. Curtis Flammini

 Wachovia Bank                  28th Floor                                       $  5,555,555.56             2.22%
                                191 Peachtree Street
                                Atlanta, GA 30303
                                FAX:  (404) 332-6898
                                Phone:  (404) 332-4036
                                Attn:    Ms. Katie S. Proctor
                                TOTAL                                            $250,000,000.00              100%





*Ratable Shares used for calculating Required Lenders, but not for loan operation purposes, such as fundings and payments.

                                                                  Exhibit A-1 to
                                                                Credit Agreement



                             FORM OF TRANCHE A NOTE



$________________________

                                                              New York, New York
                                                   Dated as of November 22, 1995
                                    Amended and Restated as of October ___, 1997

   FOR VALUE RECEIVED, the undersigned, WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly stated in the Credit Agreement, as hereinafter defined, but solely as Owner Trustee (the "Borrower"), hereby unconditionally promises to pay to the order of ________ _______ (the "Lender") at the office of PNC Bank, National Association, located at ______________________________________________, in lawful money of the United
States of America and in immediately available funds, on the Maturity Date (as defined in the Credit Agreement referred to below), the principal amount of (a) ____________________ DOLLARS ($____________________), or, if less, (b) the aggregate unpaid principal amount of all Tranche A Loans made by the Lender to the Borrower pursuant to Section 2.01 of such Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 4.01 of such Credit Agreement.

   The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Interest Rate Option and amount of each Tranche A Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Interest Rate Option and, in the case of Euro-Rate Borrowing Tranche, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Tranche A Loan.

   This Note (a) is one of the Tranche A Notes referred to in the Amended and Restated Credit Agreement dated as of November 22, 1995 and amended and restated as of October _____, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and PNC Bank, National Association, as administrative agent (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the





                                 Tranche A Note
guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

   Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

   All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

   Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

   This Note is made by the Borrower in connection with the Credit Agreement. Any unpaid balance of the indebtedness evidenced by the Original Note remains outstanding as of the Effective Date. Any principal balance of this Note includes the Borrower's indebtedness evidenced by the Original Note and this Note (i) merely re-evidences the indebtedness evidenced by the Original Note,
(ii) is not given as payment of the Original Note and (iii) is in no way intended to, or shall, constitute a novation of the Original Note or any obligations of Borrower thereunder.

   THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity except as expressly
                                   stated in the Credit Agreement, but solely as Owner Trustee



                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------





                                 Tranche A Note

                                                                   Schedule A to
                                                                  Tranche A Note


        LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE BORROWING TRANCHE


Amount of Base Rate

                                   Amount Converted to   Amount of Principal of   Borrowing Tranche     Unpaid Principal
             Amount of Base Rate   Base Rate Borrowing     Base Rate Borrowing  Converted to Euro-Rate Balance of Base Rate Notation
Date          Borrowing Tranche          Tranche             Tranche Repaid       Borrowing Tranche     Borrowing Tranche   Made By




  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----


  ------   ---------------------- ---------------------  ---------------------- ----------------------  -------------------   -----

===================================================================================================================================

                                                                   Schedule B to
                                                                  Tranche A Note


 LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURO-RATE BORROWING TRANCHE



                                                                                     Amount of Euro-
                                                                     Amount of        Rate Borrowing   Unpaid Principal
            Amount of       Amount Converted   Interest Period   Principal of Euro- Tranche Converted  Balance of Euro-
            Euro-Rate         to Euro-Rate    and Euro-Rate with   Rate Borrowing      to Base Rate     Rate Borrowing     Notation
Date    Borrowing Tranche   Borrowing Tranche  Respect Thereto     Tranche Repaid   Borrowing Tranche       Tranche        Made By
-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------


-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------


-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------


-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------


-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------


-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------


-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------


-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------


-----  ------------------   ----------------- ------------------ ------------------ ------------------ ------------------   -------
===================================================================================================================================

                                                                  Exhibit A-2 to
                                                                Credit Agreement


                             FORM OF TRANCHE B NOTE



$____________________

                                                              New York, New York
                                                   Dated as of November 22, 1995
                                    Amended and Restated as of October ___, 1997


                 FOR VALUE RECEIVED, the undersigned, WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly stated in the Credit Agreement, as hereinafter defined, but solely as Owner Trustee (the "Borrower"), hereby unconditionally promises to pay to the order of ________________ (the "Lender") at the office of PNC Bank, National Association, located at ____________________________________________________,
in lawful money of the United States of America and in immediately available funds, on the Maturity Date (as defined in the Credit Agreement referred to below), the principal amount of (a) ____________________________ DOLLARS ($___
_________________), or, if less, (b) the aggregate unpaid principal amount of all Tranche B Loans made by the Lender to the Borrower pursuant to Section 2.01 of such Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 4.01 of such Credit Agreement.

                 The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Interest Rate Option and amount of each Tranche B Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Interest Rate Option and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in such endorsement shall not affect the obligations of the Borrower in respect of such Tranche B Loan.

                 This Note (a) is one of the Tranche B Notes referred to in the Amended and Restated Credit Agreement dated as of November 22, 1995 and amended and restated as of October ___, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and PNC Bank, National Association, administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest hasbeen granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.





                                 Tranche B Note

                 Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                 All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 This Note is made by the Borrower in connection with the Credit Agreement. Any unpaid balance of the indebtedness evidenced by the Original Note remains outstanding as of the Effective Date. Any principal balance of this Note includes the Borrower's indebtedness evidenced by the Original Note and this Note (i) merely re-evidences the indebtedness evidenced by the Original Note, (ii) is not given as payment of the Original Note and
(iii) is in no way intended to, or shall, constitute a novation of the Original Note or any obligations of Borrower thereunder.

                 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity except as expressly
                                   stated in the Credit Agreement, but solely as Owner Trustee



                                   By:
                                      -----------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------





                                 Tranche B Note

                                                                   Schedule A to
                                                                  Tranche B Note


        LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE BORROWING TRANCHE

                                                                               Amount of Base Rate
                              Amount Converted to  Amount of Principal of    Borrowing Tranche        Unpaid Principal
        Amount of Base Rate   Base Rate Borrowing    Base Rate Borrowing   Converted to Euro-Rate   Balance of Base Rate  Notation
Date    Borrowing Tranche           Tranche            Tranche Repaid        Borrowing Tranche        Borrowing Tranche    Made
                                                                                                                            By
------------------------------------------------------------------------------------------------------------------------------------


  ---  -------------------------------------------- ----------------------  ----------------------   ---------------------   ------


  --- -------------------------------------------- ----------------------  ----------------------   ---------------------   -------


  --- -------------------------------------------- ----------------------  ----------------------   ---------------------   -------


  --- -------------------------------------------- ----------------------  ----------------------   ---------------------   -------



  --- -------------------------------------------- ----------------------  ----------------------   ---------------------   -------


  --- -------------------------------------------- ----------------------  ----------------------   ---------------------   -------


  --- -------------------------------------------- ----------------------  ----------------------   ---------------------   -------

                                                                   Schedule B to
                                                                  Tranche B Note


 LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURO-RATE BORROWING TRANCHE


                                                                                    Amount of Euro-
                                                                    Amount of       Rate Borrowing       Unpaid Principal
       Amount of Euro-  Amount Converted    Interest Period   Principal of Euro-  Tranche Converted      Balance of Euro-
       Rate Borrowing    to Euro-Rate     and Euro-Rate with   Rate Borrowing       to Base Rate         Rate Borrowing   Notation
 Date      Tranche     Borrowing Tranche   Respect Thereto        Tranche        Borrowing Tranche           Tranche        Made
                                                                                                                            By
------------------------------------------------------------------------------------------------------------------------------------

----   -----------------------------------  ------------------ ------------------  ------------------   --------------------   ----


----------------------------------------  ------------------ ------------------  ------------------   --------------------   ------


----------------------------------------  ------------------ ------------------  ------------------   --------------------   ------


----------------------------------------  ------------------ ------------------  ------------------   --------------------   ------


----------------------------------------  ------------------ ------------------  ------------------   --------------------   ------


                                                                  Exhibit A-3 to
                                                                Credit Agreement


                               FORM OF SWING NOTE


$15,000,000

                                                              New York, New York
                                                   Dated as of November 22, 1995
                                    Amended and Restated as of October ___, 1997


                 FOR VALUE RECEIVED, the undersigned, WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly stated in the Credit Agreement, as hereinafter defined, but solely as Owner Trustee (the "Borrower"), hereby unconditionally promises to pay to the order of BANKERS TRUST COMPANY (the "Swing Lender") at the office of Bankers Trust Company, located at __________________________________________, in lawful money of the
United States of America and in immediately available funds, on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of (a) FIFTEEN MILLION DOLLARS ($15,000,000), or, if less, (b) the aggregate unpaid principal amount of all Swing Loans made by the Swing Lender to the undersigned pursuant to subsection 3.01 of the Credit Agreement. The Borrower further agrees to pay interest on the unpaid principal amount hereof in like money from time to time from the Effective Date at the rates and on the dates specified in subsection 4.05 of the Credit Agreement.

                 The Swing Lender is authorized to record the information set forth in subsection 3.03 of the Credit Agreement on the schedule annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of the Swing Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Note is (a) the Swing Note referred to in the Amended and Restated Credit Agreement, dated as of November 22, 1995 and amended and restated as of October ____, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", among the Borrower, the Swing Lender, the other financial institutions from time to time parties thereto and PNC Bank, National Association, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security interest and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the Swing Lender in respect of this Note.





                                   Swing Note

                 Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                 All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 This Note is made by the Borrower in connection with the Credit Agreement. Any unpaid balance of the indebtedness evidenced by the Original Note remains outstanding as of the Effective Date. Any principal balance of this Note includes the Borrower's indebtedness evidenced by the Original Note and this Note (i) merely re-evidences the indebtedness evidenced by the Original Note, (ii) is not given as payment of the Original Note and
(iii) is in no way intended to, or shall, constitute a novation of the Original Note or any obligations of Borrower thereunder.

                 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity except as expressly
                                   stated in the Credit Agreement, but solely as Owner Trustee



                                   By:
                                      -----------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------





                                   Swing Note

                                                                   Schedule A to
                                                                      Swing Note


                       LOANS AND REPAYMENT OF SWING LOANS


                                          Amount of Principal       Unpaid Principal     Notation Made By
      Date         Amount of Loans              Repaid              Balance of Loans
-----------------------------------------------------------------------------------------------------------------------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------   ------------------


   ----------   ---------------------   -----------------------   --------------------




                                   Swing Note

                                                                       EXHIBIT B


                     FORM OF REVOLVING CREDIT LOAN REQUEST


                                                                     [Date]


PNC Bank, National Association
  as Administrative Agent for the Lenders party to the Credit Agreement referred to below
One PNC Plaza, 4th Floor Annex
5th Avenue & Wood Street
Pittsburgh, Pennsylvania 15265
Attention:  Multi-Bank Loan Administration - Arlene Ohler
Telecopy (412) 762-8672

Ladies and Gentlemen:

                 The undersigned, Wilmington Trust Company, not in its individual capacity except as expressly stated in the Amended and Restated Credit Agreement, as hereinafter defined, but solely as Owner Trustee (the "Borrower"), refers to the Credit Agreement, dated as of November 22, 1995 and amended and restated as of October ____, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement", the capitalized terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "Lenders") and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement, that the undersigned hereby makes the following Revolving Credit Loan Request, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02 of the Credit Agreement:


                    (i)   Proposed Borrowing Date (which must be a Business
Day) is ______, 19__.(1)

                    (ii) The Proposed Borrowing[s] [is] [are] to consist of [Euro-Rate Borrowing Tranche] [Base Rate Borrowing Tranche].

                    (iii) The aggregate principal amount of the Proposed Borrowing $_________.





__________________________________

(1) Shall be a Business Day at least one Business Day in the case of Base Rate Options and three Business Days in the case of Euro-Rate Options, in each case, after the date of the Revolving Credit Loan Request.

                    [(v) The initial Interest Period for the Proposed Borrowing is one month.](2)

                 The undersigned hereby certifies that the following statements are true on the Effective Date, and will be true on the date of the Proposed Borrowing:

                 (a) Each of the representations and warranties made by the Borrower or any Guarantor in or pursuant to the Operative Agreements shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date).

                 (b) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Proposed Borrowing or from the application of the proceeds thereof.

                 (c) With respect to each Project Loan, the applicable conditions precedent to the Advance associated therewith specified in
     Section 4.04, and Articles V and XIV of the Participation Agreement shall have been satisfied.

                                    Very truly yours,

                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity except as expressly
                                    stated in the Credit Agreement, but solely as Owner Trustee




                                   By:
                                      -----------------------------------------
                                      Title:
                                            -----------------------------------





__________________________________

(2)  To be included for a Proposed Borrowing of Euro-Rate Borrowing Tranche.

                                                                       EXHIBIT C


                           FORM OF SWING LOAN REQUEST


                                                                     [Date]


Bankers Trust Company, as Swing Lender
 Agent for the Lenders party
 to the Credit Agreement referred to below
280 Park Avenue
New York, New York  10017
Attention:_________________________________

Copy to:
One PNC Plaza, 4th Floor Annex
5th Avenue & Wood Street
Pittsburgh, Pennsylvania 15265
Attention:  Multi-Bank Loan Administration - Arlene Ohler
Telecopy (412) 762-8672

Ladies and Gentlemen:

                 The undersigned, Wilmington Trust Company, not in its individual capacity except as expressly stated in the Credit Agreement, as hereinafter defined, but solely as Owner Trustee (the "Borrower"), refers to the Amended and Restated Credit Agreement, dated as of November 22, 1995 and amended and restated as of October ____, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement", the capitalized terms defined therein being used herein as therein defined), among the Borrower, the financial institutions from time to time party thereto (the "Lenders") and PNC Bank, National Association, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 3.02 of the Credit Agreement, that the undersigned hereby makes the following Swing Loan Request, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 3.02 of the Credit
Agreement:


                    (i)   Proposed Borrowing Date (which must be a Business
Day) is ______, 19__.(1)

                    (ii) The aggregate principal amount of the Proposed Borrowing is $______________.

                    (iii) The aggregate principal amount of the Proposed Borrowing is $__________.





__________________________________

(1) Shall be a Business Day at least one Business Day after the date of the Swing Loan Request.

                 The undersigned hereby certifies that the following statements are true on the Effective Date, and will be true on the date of the Proposed Borrowing:

                 (a) Each of the representations and warranties made by the Borrower or any Guarantor in or pursuant to the Operative Agreements shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date).

                 (b) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Proposed Borrowing or from the application of the proceeds thereof.

                 (c) With respect to each Project Loan, the applicable conditions precedent to the Advance associated therewith specified in
     Section 4.04, and Articles V and XIV of the Participation Agreement shall have been satisfied.

                                   Very truly yours,

                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity except as expressly
                                   stated in the Credit Agreement, but solely as Owner Trustee




                                   By:
                                      -----------------------------------------
                                      Title:
                                            -----------------------------------

                                                                       EXHIBIT D


                  FORM OF SWING LOAN PARTICIPATION CERTIFICATE


                                                           _________ __, 199_


[Name of Lender]
_____________________

Ladies and Gentlemen:

                 Pursuant to Section 3.04 of the Amended and Restated Credit Agreement, dated as of November 22, 1995 and amended and restated as of October ____, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement", the capitalized terms defined therein being used herein as therein defined), among the Borrower, you and other financial institutions from time to time party thereto (the "Lenders") and PNC Bank, National Association, as Administrative Agent for such Lenders, the undersigned hereby acknowledges receipt from you of $______________ as payment for a participating interest in the following Swing Loan:


Date of Swing Loan:  ____________________________

Principal Amount of Swing Loan: _________________


                                   Very truly yours,

                                   BANKERS TRUST COMPANY



                                   By:
                                      ----------------------------------------
                                      Title:
                                            ----------------------------------

                                                                       EXHIBIT E

                                    FORM OF
                           RENEWAL/CONVERSION NOTICE


TO:          PNC Bank, National Association,
                as Administrative Agent
             One PNC Plaza, 4th Floor Annex
             5th Avenue & Wood Street
             Pittsburgh, Pennsylvania 15265
             Attention:  Multi-Bank Loan Administration - Arlene Ohler
             Telecopy (412) 762-8672

FROM:        Borders Group, Inc.

RE: Amended and Restated Credit Agreement (the "Credit Agreement") dated as of November 22, 1995 and amended and restated as of October ____, 1997 by and among Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee, as Borrower, the Lenders, as defined therein, and PNC Bank, National Association, as Administrative Agent.

                 Pursuant to Section 4.02(b) of the Credit Agreement, the undersigned hereby requests conversion of Revolving Credit Loans to a new Interest Rate Option or the continuation of an Interest Rate Option in respect of Revolving Credit Loans.

                 1.  This Notice is for (choose one):

                     _______ a.     Conversion of outstanding Base Rate
                                    Borrowing Tranche to Euro-Rate Borrowing
                                    Tranche

                     _______ b.     Continuation of Euro-Rate Borrowing Tranche
                                    to a new Interest Period

                     _______ c.     Conversion of outstanding Euro-Rate
                                    Borrowing Tranche to Base Rate Borrowing
                                    Tranche

                 2. Proposed date of conversion or continuation (which must be a Business Day and, if 1(b) or 1(c) above is chosen, must be last day of applicable Interest Period)
                                                              _________________

                 3. Aggregate principal amount of the Borrowing Tranche which is to be converted or continued
                                                              $________________

                 4. Interest Rate Option applicable to the new Borrowing Tranche and aggregate principal amount of such Borrowing
                     Tranche:

                     _______ a.     Euro-Rate Option

                                    Aggregate principal amount of new Euro-Rate
                                    Borrowing Tranche
                                                               $_______________

                     ______ b.      Base Rate Option

                                    Aggregate principal amount of new Base Rate
                                    Borrowing Tranche

                                                               $_______________

        5. The undersigned hereby certifies that the following statements are true on the Effective Date, and will be true on the date of the conversion or continuation of the Revolving Credit
                 Loans:

                     (a) Each of the representations and warranties made by the
                 Borrower or any Guarantor in or pursuant to the Operative Agreements shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date).

                     (b) No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the proposed conversion or continuation of the Revolving Credit Loans.

                     (c) The conversion or continuation to a new Interest Rate Option shall not contravene any Law applicable to the Company or any of its Subsidiaries, any of the Agents or any of the Lenders.

                 Capitalized terms used but not defined herein shall have the meanings given to them in Appendix A to the Credit Agreement.

                 The undersigned certifies to the accuracy of the foregoing.


                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity except as expressly
                                   stated in the Credit Agreement, but solely as Owner Trustee




                                   By:
                                      -----------------------------------------
                                      Its:
                                          -------------------------------------

                                   Date:
                                        ---------------------------------------

                                                                    Exhibit J to
                                           Amended and Restated Credit Agreement




                       FORM OF ASSIGNMENT AND ACCEPTANCE


                 Reference is made to the Amended and Restated Credit Agreement, dated as of November 22, 1995 and amended and restated as of October ____, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly stated in the Credit Agreement, but solely as Owner Trustee (the "Borrower"), the Lenders named therein and PNC Bank, National Association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                 ____________________ (the "Assignor") and ____________________
(the "Assignee") agree as follows:

                 1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), a ___% interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on SCHEDULE 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on SCHEDULE 1.

                 2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Operative Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Operative Agreement or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Guarantor or any other obligor or the performance or observance by the Borrower, any Guarantor or any other obligor of any of their respective obligations under the Credit Agreement or any other Operative Agreement or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Notes held by it evidencing the Assigned Facilities and requests that the Administrative Agent exchange such Notes for new Notes payable to the Assignor and (if the Assignor has retained any interest in the Assigned Facility) new Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                 3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received copies of the Operative Agreements, together with copies of the financial statements delivered pursuant to Sections 13.01 and 13.02 of the Guarantee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Operative Agreements or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 12.21 of the Credit Agreement.

                 4. The Effective Date of this Assignment and Acceptance shall be ____________ __, 19___ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to Section 12.09 of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

                 5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                 6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Operative Agreements and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Operative Agreements.

                 7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
             RELATING TO THE AMENDED AND RESTATED CREDIT AGREEMENT,
            DATED AS OF NOVEMBER 22, 1995, AND AMENDED AND RESTATED
                           AS OF OCTOBER ____, 1997,
                                     AMONG
            WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY
                          BUT SOLELY AS OWNER TRUSTEE
                           THE LENDERS NAMED THEREIN
                                      AND
   PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT FOR THE LENDERS
                (IN SUCH CAPACITY, THE "ADMINISTRATIVE AGENT")
--------------------------------------------------------------------------------
Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

         Credit                 Principal
   Facility Assigned         Amount Assigned   Commitment Percentage Assigned(1)
   -----------------         ---------------   ---------------------------------
                             $                            .               %
                              ---------------          --- ---------------


           [Name of Assignee]                        [Name of Assignor]



By                                         By
  --------------------------------           ---------------------------------
Name:                                      Name:
Title:                                     Title:





__________________________________

(1) Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

                                        Consented To:

                                        BORDERS GROUP, INC.




                                        By:
                                           ----------------------------------
                                         Name:
                                             --------------------------------
                                         Title:
                                              -------------------------------

                                        PNC BANK, NATIONAL ASSOCIATION
                                        as Administrative Agent




                                        By:
                                           ----------------------------------
                                         Name:
                                             --------------------------------
                                         Title:
                                              -------------------------------

                                        [consents required only to the extent
                                        expressly provided in Section 12.08 of
                                        the Credit Agreement]


Accepted for Recordation in the Register:

PNC BANK, NATIONAL ASSOCIATION
as Administrative Agent



By:
   ---------------------------------
    Name:
         ---------------------------
    Title:
          --------------------------